Exhibit 10.14

***Text Omitted and Filed Separately

with the Securities and Exchange Commission.

Confidential Treatment Requested

Under 17 C.F.R. Sections 200.80(b)(4)

and Rule 406 of the Securities

Act of 1933, as amended

AWARD/CONTRACT		1. THIS CONTRACT IS A RATED ORDER	RATING	PAGE OF PAGES
		UNDER DPAS (15 CFR 350)	N/A	1	51
2. CONTRACT (Proc. Inst. Ident.) NO. HHSN272200800042C		3. EFFECTIVE DATE September 1, 2008	4. REQUISITION/PURCHASE REQUEST/PROJECT NO. 3962512
5. ISSUED BY	CODE	6. ADMINISTERED BY (if other than Item 6)	CODE
National Institutes of Health, DHHS NIAID, DEA, OA Room 3214, MSC 7612 6700-B Rockledge Drive Bethesda, Maryland 20892-7612		MID RCB-A
7. NAME AND ADDRESS OF CONTRACTOR (No. street, county, state and ZIP Code)			8. DELIVERY ☐ FOB ORIGIN ☐ OTHER (See below) FOB Destination
Trius Therapeutics 6310 Nancy Ridge Drive, Suite 101 San Diego, CA 92121			9. DISCOUNT FOR PROMPT PAYMENT N/A
CODE	FACILITY CODE		10. SUBMIT INVOICES ADDRESS SHOWN IN:		ITEM ART.G.3

11. SHIP TO/MARK FOR	CODE	N/A	12. PAYMENT WILL BE MADE BY	CODE	N/A
Article F.1.			See Article G.3.

13. AUTHORITY FOR USING OTHER FULL AND OPEN COMPETITION: N/A ☐ 10 U.S.C. 2304(c)( ) ☐ 41 U.S.C. 253(c)( )		14. ACCOUNTING AND APPROPRIATION DATA EIN# TIN# 20-5624386 SOC CAN 8-8470038 $ 11,521,277
15A. ITEM NO.	15B. SUPPLIES/SERVICES	15C. UNIT PRICE	15D. AMOUNT	15E. UNIT PRICE	15F. AMOUNT
Title: Novel Agents for Gram-Negative Biodefense Pathogens Period: September 1, 2008 through August 31, 2013 Contract Type: Cost Reimbursement		FY 08 FY 09 FY 10 FY 11 FY 12	$4,521,277 $6,764,496 $8,873,476 $4,586,259 $2,931,635

15G. TOTAL AMOUNT OF CONTRACT	▶	$27,677,143

16. TABLE OF CONTENTS
(✓)	SEC.	DESCRIPTION	PAGE(S)	(✓)	SEC.	DESCRIPTION	PAGE(S)
PART I – THE SCHEDULE				PART II – CONTRACT CLAUSES
☒	A	SOLICITATION/CONTRACT FORM	4	☒	I	CONTRACT CLAUSES	40
☒	B	SUPPLIES OR SERVICES AND PRICE/COST	4	PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACH.
☒	C	DESCRIPTION/SPECS./WORK STATEMENT	11	☒	J	LIST OF ATTACHMENTS	50
☒	D	PACKAGING AND MARKING	19	PART IV – REPRESENTATIONS AND INSTRUCTIONS
☒	E	INSPECTION AND ACCEPTANCE	20	☒	K	REPRESENTATIONS, CERTIFICATIONS AND	51
☒	F	DELIVERIES OR PERFORMANCE	21			OTHER STATEMENTS OF OFFERORS
☒	G	CONTRACT ADMINISTRATION DATA	24	☐	L	INSTRS., CONDS., AND NOTICES TO OFFERORS
☒	H	SPECIAL CONTRACT REQUIREMENTS	29	☐	M	EVALUATION FACTORS FOR AWARD
CONTRACTING OFFICER WILL COMPLETE ITEM 17 OR 18 AS APPLICABLE
17. ☒ CONTRACTOR’S NEGOTIATED AGREEMENT (Contractor is required to sign this document and return 2 copies to issuing office.) Contractor agrees to furnish and deliver all items or perform all the services set forth or otherwise identified above and on any continuation sheets for the consideration stated herein. The rights and obligations of the parties to this contract shall be subject to and governed by the following documents: (a) this award/contract, (b) the solicitation, if any, and (c) such provisions, representations, certifications, and specifications, as are attached or incorporated by reference herein. (Attachments are listed herein.)				18. ☐ AWARD (Contractor is not required to sign this document.) Your offer on Solicitation Number , including the additions or changes made by you which additions or changes are set forth in full above, is hereby accepted as to the items listed above and on any continuation sheets. This award consummates the contract which consists of the following documents: (a) the Government’s solicitation and your offer, and (b) this award/contract. No further contractual document is necessary.
19A. NAME AND TITLE OF SIGNER (Type or print) John P. Schmid CFO				20A. NAME OF CONTRACTING OFFICER Robert J. Singman Contracting Officer

19B. NAME OF CONTRACTOR /s/ John P. Schmid	19C. DATE SIGNED	20B. UNITED STATES OF AMERICA /s/ Robert J. Singman	20C. DATE SIGNED
(Signature of person authorized to sign)		(Signature of Contracting Officer)

NSN 7540-01-152-8069	26-107	STANDARD FORM 26 (REV. 4-85)
PREVIOUS EDITION UNUSABLE	Computer Generated	Prescribed by GSA

Contract Number : HHSN272200800042C

CONTRACT TABLE OF CONTENTS

PART I - THE SCHEDULE	4
SECTION A - SOLICITATION/CONTRACT FORM	4
SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS	4
ARTICLE B.1. BRIEF DESCRIPTION OF SUPPLIES OR SERVICES	4
ARTICLE B.2. ESTIMATED COST AND FIXED FEE	4
ARTICLE B.3. PROVISIONS APPLICABLE TO DIRECT COSTS	4
ARTICLE B.4. ADVANCE UNDERSTANDINGS	6
SECTION C - DESCRIPTION/SPECIFICATIONS/WORK STATEMENT	10
ARTICLE C.1. STATEMENT OF WORK	10
ARTICLE C.2. REPORTING REQUIREMENTS	10
ARTICLE C.3. INVENTION REPORTING REQUIREMENT	16
SECTION D - PACKAGING, MARKING AND SHIPPING	18
SECTION E - INSPECTION AND ACCEPTANCE	19
SECTION F - DELIVERIES OR PERFORMANCE	20
ARTICLE F.1. DELIVERIES	20
ARTICLE F.2. CLAUSES INCORPORATED BY REFERENCE, FAR 52.252-2 (FEBRUARY 1998)	22
SECTION G CONTRACT ADMINISTRATION DATA	23
ARTICLE G.1. PROJECT OFFICER	23
ARTICLE G.2. KEY PERSONNEL, HHSAR 362.270-5 (January 2006)	23
ARTICLE G.3. INVOICE SUBMISSION/CONTRACT FINANCING REQUEST AND CONTRACT FINANCIAL REPORT	23
ARTICLE G.4. INDIRECT COST RATES	25
ARTICLE G.5. POST AWARD EVALUATION OF CONTRACTOR PERFORMANCE	25
SECTION H - SPECIAL CONTRACT REQUIREMENTS	26
ARTICLE H.1. HUMAN SUBJECTS	26
ARTICLE H.2. RESTRICTION ON USE OF HUMAN SUBJECTS, HHSAR 352.270-14 (January 2006)	26
ARTICLE H.3. REQUIRED EDUCATION IN THE PROTECTION OF HUMAN RESEARCH PARTICIPANTS	26
ARTICLE H.4. DATA AND SAFETY MONITORING IN CLINICAL TRIALS	27
ARTICLE H.5. REGISTRATION OF CLINICAL TRIALS IN THE GOVERNMENT DATABASE (ClinicalTrials.gov)	27
ARTICLE H.6. HUMAN MATERIALS	27
ARTICLE H.7. HUMAN MATERIALS (ASSURANCE OF OHRP COMPLIANCE)	27
ARTICLE H.8. RESEARCH INVOLVING RECOMBINANT DNA MOLECULES (Including Human Gene Transfer Research)	28
ARTICLE H.9. CONTINUED BAN ON FUNDING OF HUMAN EMBRYO RESEARCH	28
ARTICLE H.10. NEEDLE EXCHANGE	28
ARTICLE H.11. PRESS RELEASES	28
ARTICLE H.12. DISSEMINATION OF FALSE OR DELIBERATELY MISLEADING SCIENTIFIC INFORMATION	29
ARTICLE H.13. RESTRICTION ON EMPLOYMENT OF UNAUTHORIZED ALIEN WORKERS	29
ARTICLE H.14. RESTRICTION ON ABORTIONS	29
ARTICLE H.15. SALARY RATE LIMITATION LEGISLATION PROVISIONS	29

Contract Number : HHSN272200800042C

ARTICLE H.16. PRIVACY ACT, HHSAR 352.270-11 (January 2006)	29
ARTICLE H.17. ANIMAL WELFARE	30
ARTICLE H.18. PROTECTION OF PERSONNEL WHO WORK WITH NONHUMAN PRIMATES	30
ARTICLE H.19. RESTRICTION FROM USE OF LIVE VERTEBRATE ANIMALS	30
ARTICLE H.20. OMB CLEARANCE	30
ARTICLE H.21. STORAGE FACILITY REQUIREMENTS AND CERTIFICATION	30
ARTICLE H.22. ELECTRONIC AND INFORMATION TECHNOLOGY ACCESSIBILITY (January 2008)	31
ARTICLE H.23. INSTITUTIONAL RESPONSIBILITY REGARDING CONFLICTING INTERESTS OF INVESTIGATORS	31
ARTICLE H.24. PUBLICATION AND PUBLICITY	32
ARTICLE H.25. REPORTING MATTERS INVOLVING FRAUD, WASTE AND ABUSE	33
ARTICLE H.26. YEAR 2000 COMPLIANCE	33
ARTICLE H.27. SHARING RESEARCH DATA	34
ARTICLE H.28. POSSESSION, USE AND TRANSFER OF SELECT BIOLOGICAL AGENTS OR TOXINS	34
ARTICLE H.29. POSSESSION, USE OR TRANSFER OF A HIGHLY PATHOGENIC AGENT	35
ARTICLE H.30. HOTEL AND MOTEL FIRE SAFETY ACT OF 1990 (P.L. 101-391)	35
ARTICLE H.31. PROHIBITION ON CONTRACTOR INVOLVEMENT WITH TERRORIST ACTIVITIES	35
ARTICLE H.32. NIH POLICY ON ENHANCING PUBLIC ACCESS TO ARCHIVED PUBLICATIONS RESULTING FROM NIH-FUNDED RESEARCH	36
PART II - CONTRACT CLAUSES	37
SECTION I - CONTRACT CLAUSES	37
PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS	46
SECTION J - LIST OF ATTACHMENTS	46
1. Statement of Work	46
2. Invoice/Financing Request and Contract Financial Reporting Instructions for NIH Cost-Reimbursement Type Contracts, NIH(RC)-4	46
3. Inclusion Enrollment Report	46
4. Privacy Act System of Records, Number	46
5. Safety and Health	46
6. Procurement of Certain Equipment	46
7. Research Patient Care Costs	46
8. Disclosure of Lobbying Activities, SF-LLL	46
9. Commitment To Protect Non-Public Information	46
PART IV - REPRESENTATIONS AND INSTRUCTIONS	47
SECTION K - REPRESENTATIONS AND CERTIFICATIONS	47
1. Annual Representations and Certifications	47
2. Human Subjects Assurance Identification Number	47
3. Animal Welfare Assurance Number	47

PART I - THE SCHEDULE

SECTION A - SOLICITATION/CONTRACT FORM

SECTION B - SUPPLIES OR SERVICES AND PRICES/COSTS

ARTICLE B.1. BRIEF DESCRIPTION OF SUPPLIES OR SERVICES

The overall objective of this contract is to advance the development of a novel dual-target antibacterial as a therapeutic for the treatment of Gram-negative Biodefense Pathogens. The scope of work for this contract includes preclinical/non-clinical and clinical IND- and NDA-enabling development activities.

ARTICLE B.2. ESTIMATED COST AND FIXED FEE

a.	The estimated cost of this contract is $25,161,039.

b.	The fixed fee for this contract is $2,516,104. The fixed fee shall be paid in installments based on the percentage of completion of work, as determined by the Contracting Officer, and subject to the withholding provisions of the clauses ALLOWABLE COST AND PAYMENT and FIXED FEE referenced in the General Clause Listing in Part II, ARTICLE 1.1. of this contract. Payment of fixed fee shall not be made in less than monthly increments.

c.	The total estimated amount of the contract, represented by the sum of the estimated cost plus the fixed fee, is $27,677,413.

d.	Total funds currently available for payment and allotted to this contract are $11,521,277, of which $10,476,888 represents the estimated costs, and of which $1,047,389 represents the fixed fee. For further provisions on funding, see the LIMITATION OF FUNDS clause referenced in Part II, ARTICLE 1.2. Authorized Substitutions of Clauses.

e.	It is estimated that the amount currently allotted will cover performance of the contract through September 29, 2009.

f.	The Contracting Officer may allot additional funds to the contract without the concurrence of the Contractor.

ARTICLE B.3. PROVISIONS APPLICABLE TO DIRECT COSTS

a.	Items Unallowable Unless Otherwise Provided

Notwithstanding the clause[s], ALLOWABLE COST AND PAYMENT, and FIXED FEE, incorporated in this contract, unless authorized in writing by the Contracting Officer, the costs of the following items or activities shall be unallowable as direct costs:

1.	Acquisition, by purchase or lease, of any interest in real property;

2.	Special rearrangement or alteration of facilities;

3.	Purchase or lease of any item of general purpose office furniture or office equipment regardless of dollar value. (General purpose equipment is defined as any items of personal property which are usable for purposes other than research, such as office equipment and furnishings, pocket calculators, etc.);

4

Contract Number : HHSN272200800042C

4.	Travel to attend general scientific meetings;

5.	Foreign travel - See subparagraph b. below;

6.	Consultant costs;

7.	Subcontracts;

8.	Patient care costs;

9.	Accountable Government property (defined as both real and personal property with an acquisition cost of $1,000 or more and a life expectancy of more than two years) and “sensitive items” (defined and listed in the Contractor’s Guide for Control of Government Property), regardless of acquisition value.

10.	Light Refreshment and Meal Expenditures

Requests to use contract funds to provide light refreshments and/or meals to either federal or nonfederal employees must be submitted to the Project Officer, with a copy to the Contracting Officer, at least six (6) weeks in advance of the event. The request shall contain the following information: (a) name, date, and location of the event at which the light refreshments and/or meals will be provided; (b) a brief description of the purpose of the event; (c) a cost breakdown of the estimated light refreshment and/or meal costs; (d) the number of nonfederal and federal attendees receiving light refreshments and/or meals; and (e) if the event will be held somewhere other than a government facility, provide an explanation of why the event is not being held at a government facility.

Refer to NIH Manual Chapter 1160-1, Entertainment, for more information on NIH’s policy on the use of appropriated funds for light refreshments and meals.

b.	Travel Costs

1.	Domestic Travel

a.	Total expenditures for domestic travel (transportation, lodging, subsistence, and incidental expenses) incurred in direct performance of this contract shall not exceed $134,840 without the prior written approval of the Contracting Officer.

b.	The Contractor shall invoice and be reimbursed for all travel costs in accordance with Federal Acquisition Regulations (FAR) 31.2 - Contracts with Commercial Organizations, Subsection 31.205-46, Travel Costs.

2.	Foreign Travel

Requests for foreign travel must be submitted at least six weeks in advance and shall contain the following: (a) meeting(s) and place(s) to be visited, with costs and dates; (b) name(s) and title(s) of Contractor personnel to travel and their functions in the contract project; (c) contract purposes to be served by the travel; (d) how travel of Contractor personnel will benefit and contribute to accomplishing the contract project, or will otherwise justify the expenditure of NIH contract funds; (e) how such advantages justify the costs for travel and absence from the project of more than one person if such are suggested; and (f) what additional functions may be performed by the travelers to accomplish other purposes of the contract and thus further benefit the project.

Contract Number : HHSN272200800042C

ARTICLE B.4. ADVANCE UNDERSTANDINGS

Other provisions of this contract notwithstanding, approval of the following items within the limits set forth is hereby granted without further authorization from the Contracting Officer.

a.	Overtime

No overtime (premium) pay is authorized under the subject contract.

b.	Establishment of Indirect Cost Rate

Indirect costs are funded at a rate of 73.4 % of the total Direct Labor and Fringe Benefitscosts; however, the Contractor shall not bill or be reimbursed for indirect costs until such time as an indirect cost proposal has been submitted to the cognizant office responsible for negotiating the indirect cost rates, unless a temporary billing rate(s) has been included herein. Unless otherwise specified below, the indirect cost rate proposal shall be submitted no later than three (3) months after the date of contract award.

c.	Subcontract

1. To negotiate a fixed price type subcontract with Lawrence Livermore National Laboratory […***…] for an amount not to exceed $ 5,646,000 for the period […***…]. Award of the subcontract shall not proceed without the prior written consent of the Contracting Officer upon review of the supporting documentation required by FAR Clause 52.244-2, Subcontracts. After receiving written consent of the subcontract by the Contracting Officer, a copy of the signed, executed subcontract shall be provided to the Contracting Officer.

2. […***…]. Award of the subcontract shall not proceed without the prior written consent of the Contracting Officer upon review of the supporting documentation required by FAR Clause 52.244-2, Subcontracts. After receiving written consent of the subcontract by the Contracting Officer, a copy of the signed, executed subcontract shall be provided to the Contracting Officer.

3. […***…]. Award of the subcontract shall not proceed without the prior written consent of the Contracting Officer upon review of the supporting documentation required by FAR Clause 52.244-2, Subcontracts. After receiving written consent of the subcontract by the Contracting Officer, a copy of the signed, executed subcontract shall be provided to the Contracting Officer.

4. […***…]. Award of the subcontract shall not proceed without the prior written consent of the Contracting Officer upon review of the supporting documentation required by FAR Clause 52.244-2, Subcontracts. After receiving written consent of the subcontract by the Contracting Officer, a copy of the signed, executed subcontract shall be provided to the Contracting Officer.

5. […***…]. Award of the subcontract shall not proceed without the prior written consent of the Contracting Officer upon review of the supporting documentation required by FAR Clause 52.244-2, Subcontracts. After receiving written consent of the subcontract by the Contracting Officer, a copy of the signed, executed subcontract shall be provided to the Contracting Officer.

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Contract Number : HHSN272200800042C

6. […***…]. Award of the subcontract shall not proceed without the prior written consent of the Contracting Officer upon review of the supporting documentation required by FAR Clause 52.244-2, Subcontracts. After receiving written consent of the subcontract by the Contracting Officer, a copy of the signed, executed subcontract shall be provided to the Contracting Officer.

7. […***…]. Award of the subcontract shall not proceed without the prior written consent of the Contracting Officer upon review of the supporting documentation required by FAR Clause 52.244-2, Subcontracts. After receiving written consent of the subcontract by the Contracting Officer, a copy of the signed, executed subcontract shall be provided to the Contracting Officer.

8. […***…]. Award of the subcontract shall not proceed without the prior written consent of the Contracting Officer upon review of the supporting documentation required by FAR Clause 52.244-2, Subcontracts. After receiving written consent of the subcontract by the Contracting Officer, a copy of the signed, executed subcontract shall be provided to the Contracting Officer.

d.	Consultants

Consultant agreements shall not proceed without prior written approval of the Contracting Officer and are not to exceed $ 637,200. A copy of all signed, approved consulting agreements shall be provided to the Contracting Officer.

Year 2008	Year 2009	Year 2010	Year 2011	Year 2012
$37,800	$46,800	$234,200	$204,200	$114,200

e.	Invoices - Cost and Personnel Reporting, and Variances from the Negotiated Budget

1.	The Contractor agrees to provide a detailed breakdown on invoices of the following cost categories:

a.	Direct Labor - List individuals by name, title/position, hourly/annual rate, level of effort, and amount claimed.

b.	Fringe Benefits - Cite rate and amount

c.	Overhead - Cite rate and amount

d.	Materials & Supplies - Include detailed breakdown when total amount is over $1,000.

e.	Travel - Identify travelers, dates, destination, purpose of trip, and amount. Cite COA, if appropriate. List separately, domestic travel, general scientific meeting travel, and foreign travel.

f.	Consultant Fees - Identify individuals and amounts.

g.	Subcontracts - Attach subcontractor invoice(s).

h.	Equipment - Cite authorization and amount.

i.	G&A - Cite rate and amount.

j.	Total Cost

k.	Fixed Fee

I.	Total CPFF

Monthly invoices must include the cumulative total expenses to date, adjusted (as applicable) to show any amounts suspended by the Government.

2.	The Contractor agrees to immediately notify the Contracting Officer in writing if there is an anticipated overrun (any amount) or unexpended balance (greater than 10 percent) of the amount allotted to the contract, and the reasons for the variance. Also refer to the requirements of the Limitation of Funds and Limitation of Cost Clauses in the contract.

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Contract Number : HHSN272200800042C

f.	Confidential Treatment of Sensitive Information

The Contractor shall guarantee strict confidentiality of the information/data that it is provided by the Government during the performance of the contract. The Government has determined that the information/data that the Contractor will be provided during the performance of the contract is of a sensitive nature.

Disclosure of the information/data, in whole or in part, by the Contractor can only be made after the Contractor receives prior written approval from the Contracting Officer. Whenever the Contractor is uncertain with regard to the proper handling of information/data under the contract, the Contractor shall obtain a written determination from the Contracting Officer.

g.	Contract Number Designation

On all correspondence submitted under this contract, the Contractor agrees to clearly identify the contract number that appears on the face page of the contract as follows:

Contract No. HHSN272200800042C

h.	Advance Copies of Press Releases

The contractor agrees to accurately and factually represent the work conducted under this contract in all press releases. In accordance with NIH Manual Chapter 1754, misrepresenting contract results or releasing information that is injurious to the integrity of NIH may be construed as improper conduct. The complete text of NIH Manual Chapter 1754 can be found at: http://wwwl.od.nih.gov/oma/manualchapters/management/1754/

Press releases shall be considered to include the public release of information to any medium, excluding peer-reviewed scientific publications. The contractor shall ensure that the project officer has received an advance copy of any press release related to this contract not less than four (4) working days prior to the issuance of the press release.

Subcontracts/Consultant Agreements

i.	It is understood that all subcontract and consultant agreements will be put in place after Contract Award. However, Contracting Officer review and approval is necessary before the Contractor can enter into agreement or before the subcontractor can start work.

Approval to Perform Work

j.	The Contractor shall carry out activities within the contract Statement of Work only as requested and approved by the Project Officer, and may not conduct work on the contract without prior approval from the Project Officer. Approval to carry out specific activities will be linked to approval by the Project Officer of the Strategic Staged Product Development Plan following contract award, approval of Monthly and Annual Progress Reports, review and approval of a Clinical Trial Protocol and supporting materials, review and approval of protocols involving the use of vertebrate animals, and approval of Decision Gate Reports or Decision Gate Change or Deviation Requests (see reporting requirements for a description of these reports).

Contract Number : HHSN272200800042C

CLINICAL TRIAL PROTOCOL DEVELOPMENT AND IMPLEMENTATION

k.	The Contractor needs to be in compliance with all Section H. Clauses related to Clinical Trials and Human Subjects.

The Contractor shall develop all clinical trial protocols and shall have ultimate responsibility for the conduct of all clinical trials and adherence to Federal regulations and the DMID, NIAID, NIH policies and guidelines for the conduct of research involving human subjects. Copies of Department of Health and Human Services (DHHS) regulations for the protection of human subjects, 45 (CFR Part 46, are available from the Office for Human Research Protections (OHRP), Office of the Secretary (OS), DHHS - http://www.hhs.gov/ohrp/ humansubjects/guidance/45cfr46.htm DMID policies, guidelines, templates and other important information regarding performing human subjects research are available at: http://niaid.nih.gov/dmid/clinresearch/. It is required that the information contained in the DMID Serious Adverse Event (SAE) Report Form be included in the Contractor’s SAE Report Form, and it is recommended that the Contractor use the DMID SAE Report Form located at http://niaid.nih.gov/dmid/clinresearch/. SAE Reports must be submitted to the DMID Office of Clinical Research Affairs, according to the Clinical Terms of Award (see below). In addition, the Contractor shall develop and implement a Clinical Trials Monitoring Plan as part of the DMID Clinical Protocol.

The Contractor shall be required to:

a.	Comply with all Federal and NIAID Clinical Terms of Award (http://niaid.nih.gov/ncn/pdf/clinterm.pdf)

b.	Submit clinical trial protocols and supporting documentation (e.g. sample informed consent forms and clinical investigators brochures at the time of protocol submission, and case report forms, manuals of procedures, site quality management plan, data management plan, safety oversight plan and local Institutional Review Board Committee approvals prior to study initiation) and amendments to the Project Officer for review and approval by the appropriate NIAID review committee (the Clinical Trials Monitoring Plan is part of the DMID protocol template and is also subject to approval by the Project Officer).

c.	Obtain from the Project Officer, final approval of protocols to be undertaken prior to FDA IND submission and participant enrollment.

d.	If approved by DMID, serve as the product IND sponsor with responsibility for:

i.	Preparing materials for and request, schedule and participate in all meetings with the CDER, FDA, including meetings to review IND, NDA, and BLA packages.

ii.	Submitting all documentation to the FDA in a timely manner, consistent with timeliness set out in the contract and by the FDA.

iii.	Including NIAID staff, as designated by the Project Officer, in meetings and teleconferences with the FDA.

iv.	Providing copies of all FDA correspondence and meeting minutes that are relevant to the therapeutic candidate/product to the Project Officer.

HUMAN SUBJECTS

I.	Researh projects involving humans and/or human specimens can only be initiated with written approval by the NIAID Project Officer in conjunction with Contracting Officer approvals in accordance with Section H. clauses.

Publications

m.	Any manuscript or scientific meeting abstract containing data generated under this contract must be submitted for NIAID Project Officer review no less than thirty (30) calendar days for manuscripts and fifteen (15) calendar days for abstracts before submission for public presentation or publication. Contract support shall be acknowledged in all such publications. A “publication” is defined as an issue of printed material offered for distribution or any communication or oral presentation of information. The MAID Project Officer will review all manuscripts and abstracts in a period of time not to exceed thirty (30) calendar days for manuscripts and fifteen (15) calendar days for abstract from receipt, and will either agree to the publication/disclosure or recommend changes.

Contract Number : HHSN272200800042C

SECTION C - DESCRIPTION/SPECIFICATIONS/WORK STATEMENT

ARTICLE C.1. STATEMENT OF WORK

a.	Independently and not as an agent of the Government, the Contractor shall furnish all the necessary services, qualified personnel, material, equipment, and facilities, not otherwise provided by the Government as needed to perform the Statement of Work, dated September 1, 2008, set forth in SECTION J-List of Attachments, the statement of work is attached hereto and made a part of this contract.

ARTICLE C.2. REPORTING REQUIREMENTS

All reports required herein shall be submitted in electronic format. In addition, one (1) hardcopy of each report shall be submitted to the Contracting Officer and two (2) hard copies of each report shall be submitted to the Project Officer, unless otherwise specified.

a.	Technical Reports

In addition to those reports required by the other terms of this contract, the Contractor shall prepare and submit the following reports in the manner stated below and in accordance with the DELIVERIES Article in SECTION F of this contract:

[Note: Beginning May 25, 2008, the Contractor shall include, in any technical progress report submitted, the applicable PubMed Central (PMC) or NIH Manuscript Submission reference number when citing publications that arise from its NH funded research.]

1.	Monthly Progress Report

This report shall include a description of the activities during the reporting period, and the activities planned for the ensuing reporting period. The first reporting period consists of the first full month of performance plus any fractional part of the initial month. Thereafter, the reporting period shall consist of each calendar month.

The first report shall be due October 15, 2008. Thereafter, reports shall be due on or before the 15th Calendar day following each reporting period.

Each reporting period and shall include the following:

a.	A Cover page that includes the contract number and title; the type of report and period that it covers; the Contractor’s name, address, telephone number, fax number, and e-mail address; and the date of submission;

b.	SECTION I-An Introduction covering the purpose and scope of the contract effort;

c.	SECTION II-PROGRESS

•	SECTION II Part A: OVERALL PROGRESS- A description of overall progress;

Contract Number : HHSN272200800042C

•

SECTION II Part B: MANAGEMENT AND ADMINISTRATIVE UPDATE- A description of all meetings, conference calls, etc. that have taken place during the reporting period. Include progress administration and management issues (e.g. evaluating, and managing subcontractor performance);

•

SECTION II Part C: TECHNICAL PROGRESS- For each activity, document the results of work completed and cost incurred during the period covered in relation to proposed progress, effort, and budget. The report shall be in sufficient detail to explain comprehensively the results achieved. The description shall include pertinent data and/or graphs in sufficient detail to explain any significant results achieved and preliminary conclusions resulting from analysis and scientific evaluation of data accumulated to date under the contract. The report shall include a description of problems encountered and proposed corrective action; differences between planned and actual progress, why the differences have occurred and what corrective actions are planned, preliminary conclusions resulting from analysis and scientific evaluation of data accumulated to date under the project;

•	SECTION II Part D; PROPOSED WORK- A summary of work proposed for the next reporting period; and

•	Preprint reprints of papers and abstracts.

A Monthly Technical Progress Report will not be required in the same month that the Annual Technical Progress Report is submitted.

2.	Annual Progress Report

This report shall include a summation of the results of the entire contract work for the period covered. An annual report will not be required for the period when the Final Report is due. A Monthly Report shall not be submitted when an Annual Report is due.

The first report shall cover the period September 1, 2008 through August 31, 2009 of this contract and shall be due on September 15, 2009. Thereafter, reports shall be due on or before the 15th Calendar day following the reporting period.

Each Annual Progress Report shall include;

a. A Cover page that includes the contract number and title; the type of report and period that it covers; the Contractor’s name, address, telephone number, fax number, and email address; and the date of submission;

b. SECTION I: EXECUTIVE SUMMARY -A brief overview of the work completed, and the major accomplishments achieved during the current reporting period;

c. SECTION II: PROGRESS

i) SECTION II Part A: OVERALL PROGRESS-A description of overall progress;

ii) SECTION II Part B: MANAGEMENT AND ADMINISTRATIVE UPDATE-A description of all meetings, conference calls, etc. that have taken place during the reporting period. Include progress on administration and management issues (e.g. evaluating, and managing subcontractor performance; regulatory compliance audits);

Contract Number : HHSN272200800042C

iii) SECTION ll Part C: TECHNICAL PROGRESS-A detailed description of the work performed structured to follow the activities and decision gates outlined in the approved Strategic Staged Product Development Plan. Any problems (technical or financial) that occurred or were identified during the reporting period, and how these problems were resolved;

iv) SECTION II Part D; PROPOSED WORK-A summary of work proposed for the next year period;

v) Copies of manuscripts (published and unpublished), abstracts, and any protocols or methods developed specifically under the contract during the reporting period; and

vi) A summary of any inventions developed during the course of the contract.

3.	Annual Technical Progress Report for Clinical Research Study Populations

The Contractor shall submit information about the inclusion of women and members of minority groups and their subpopulations for each study being performed under this contract. The Contractor shall submit this information in the format indicated in the attachment entitled, “Inclusion Enrollment Report,” which is set forth in SECTION J of this contract. The Contractor also shall use this format, modified to indicate that it is a final report, for reporting purposes in the final report.

The Contractor shall submit the report in accordance with the DELIVERIES Article in SECTION F of this contract.

In addition, the NIH Policy and Guidelines on the Inclusion of Women and Minorities as Subjects in Clinical Research, Amended, October, 2001 applies. If this contract is for Phase III clinical trials, see II.B of these guidelines. The Guidelines may be found at the following website:

http://grants.nih.gov/grants/funding/women_min/guidelines_amended_10_2001.htm

Include a description of the plans to conduct analyses, as appropriate, by sex/gender and/or racial/ ethnic groups in the clinical trial protocol as approved by the IRB, and provide a description of the progress in the conduct of these analyses, as appropriate, in the annual progress report and the final report. If the analysis reveals no subset differences, a brief statement to that effect, indicating the subsets analyzed, will suffice. The Government strongly encourages inclusion of the results of subset analysis in all publication submissions. In the final report, the Contractor shall include all final analyses of the data on sex/gender and race/ethnicity.

4.	Final Report

This report is to include a summation of the work performed and results obtained for the entire contract period of performance. This report shall be in sufficient detail to describe comprehensively the results achieved. The Final Report shall be submitted in accordance with the DELIVERIES Article in SECTION F of this contract. An Annual report will not be required for the period when the Final Report is due.

The Contractor shalt provide the Contracting Officer with 3 copies of the Final Report in draft form (in accordance with the DELIVERIES Article in SECTION F of this contract 120 Calendar days prior to the expiration date of this contract). The Project Officer will review the draft report and provide the Contractor with comments within 45 Calendar days after receipt. The Final Report shall be corrected by the Contractor, if necessary and the final version delivered as specified in the above paragraph.

Contract Number : HHSN272200800042C

This report shall be submitted fifteen (15) calendar days before the completion date of the contract. The report shall conform to the following format:

(a) Cover page to include the contract number, contract title, performance period covered, Contractor’s name and address, telephone number, fax number, email address and submission date;

(b) SECTION I: EXECUTIVE SUMMARY- Summarize the purpose and scope of the contract effort including a summary of the major accomplishments relative to the specific activities set forth in the Statement of Work.

(c) SECTION II: RESULTS- A detailed description of the work performed, the results obtained, and the impact of the results on the scientific and/or public health community, including a listing of all manuscripts (published and in preparation) and abstracts presented during the entire period of performance, and a summary of all inventions.

Final Technical Progress Report: The Contractor will deliver the final version of the Final Progress Technical Report as specified in the Article F.1.

5.	Summary of Salient Results

The Contractor shall submit, with the Final Report, a summary (not to exceed 200 words) of salient results achieved during the performance of the contract. This report will be required on or before the expiration date of the contract.

6.	Report on Select Agents or Toxins and/or Highly Pathogenic Agents

For work involving the possession, use, or transfer of a Select Agent or Toxin and/or a Highly Pathogenic Agent, the following information shall also be included in each Annual Progress Report:

1.	Any changes in the use of the Select Agent or Toxin and/or a Highly Pathogenic Agent, that have resulted in a change in the required biocontainment level, and any resultant change in location, if applicable, as determined by the IBC or equivalent body or institutional biosafety official.

2.	If work with a new or additional Select Agent or Toxin and/or a Highly Pathogenic Agent will be conducted in the upcoming reporting period, provide:

a.	A list of each new or additional Select Agent or Toxin and/or a Highly Pathogenic Agent that will be studied;

b.	A description of the work that will be done with each new or additional Select Agent or Toxin and/or a Highly Pathogenic Agent;

c.	The title and location for each biocontainment resource/facility, including the name of the organization that operates the facility, and the biocontainment level at which the work will be conducted, with documentation of approval by your IBC or equivalent body or institutional biosafety official. It must be noted if the work is being done in a new location.

If the IBC or equivalent body or institutional biosafety official has determined, for example, by conducting a risk assessment, that the work that has been performed or is planned to be performed under this contract may be conducted at a biocontainment safety level that is lower than BSL3, a statement to that affect shall be included in each Annual Progress Report.

Contract Number : HHSN272200800042C

If no work involving a Select Agent or Toxin and/or a Highly Pathogenic Agent has been performed or is planned to be performed under this contract, a statement to that affect shall be included in each Annual Progress Report.

b.	Other Reports/Deliverables

1.	Decision Gate Report

A Decision Gate Report shall be submitted when the Contractor has completed a stage of product development and has reached a Go/No Go decision point, as defined in the approved Strategic Staged Product Development Plan. These reports shall be in sufficient detail to explain comprehensively the results achieved. The description shall also include pertinent data and/or conclusions resulting from the analysis and scientific evaluation of data accumulated to date under the project.

Decision Gate Reports shall include the following specific information:

a) Cover page that lists the contract number and title, the period of performance being reported, the Contractor’s name and address, telephone number, fax number, email address, and the date of submission;

b) An introduction covering the purpose, the scope of the contract effort, and the specific Decision Gate that has been reached;

c) Document and summarize the results of work undertaken that supports the completion f the stage of product development, including an analysis of the data as it relates to the qualitative and quantitative criteria established for Go/No Go decision-making;

d) Actual costs incurred in relation to costs estimated in the original approved budget; and

e) A description of the next stage of product development to be initiated and a request for NIAID approval to proceed to the next stage of product development.

2.	Decision Gate Change or Deviation Request

The Contractor shall submit a written request for a change in the agreed time lines and/or decision gate as approved in the Strategic Staged Product Development Plan. This request shall include the following:

a) A discussion of the justification/rationale for the request based on current data and a description of those data;

b) Options for addressing the needed change/deviation from the approved time lines and/ or decision gates, including a cost-benefit analysis of each option; and

c) A recommendation for the preferred option that includes a full analysis and discussion of the effects of the change on the entire product development program, time lines, and budget.

3.	Audit Reports

Within thirty (30) calendar days of an audit related to conformance to FDA regulations and guidance, including adherence to GLP, GMP, or GCP guidelines, the Contractor shall provide copies of the audit report and a plan for addressing areas of nonconformance to FDA regulations and guidance for GLP, GMP or GCP guidelines as identified in the final audit report.

4.	Clinical Trial Protocols

The NIAID has a responsibility to ensure that mechanisms and procedures are in place to protect the safety of participants in MAID-funded clinical trials. Therefore, as described in the NIAID Clinical Terms of

Contract Number : HHSN272200800042C

Award (http://www.niaid.nih.gov/ncn/pdf/clinterm.pdf), the Contractor shall develop a protocol for each clinical trial and submit all protocols and protocol amendments for approval by the NIAID Project Officer. Protocols must be submitted using the approved DMID template and include a sample Informed Consent and Clinical Trials Monitoring Plan. The DMID templates and other important information regarding performing human subjects research are available at (http:// www.niaid.nih.gov/dmid/clinresearch/). The updates are to be included in the Monthly Technical Progress Report.

5.	Final Clinical Study Report

The Final Clinical Study Report shall follow the ICH guidelines on Structure and Content of Clinical Study Reports E3 (http://www.pharmacontract.ch/support/su_ich_liste.htm). Final Clinical Study Reports shall be provided within thirty (30) calendar days of the completion of the analysis of all data generated in the clinical trial.

6.	Draft and Final Animal Efficacy Study Report

The Final Animal Efficacy Study Report shall include a complete description of the experimental design, protocol, methods, reagents, data analysis, and conclusions of studies performed to demonstrate efficacy of therapeutic product for the indication (i.e., post-exposure prophylaxis or treatment) being sought.

7.	Strategic Staged Product Development Plan and Workplan

Within fourteen (14) calendar days of contract award and prior to initiation of product development activities, unless otherwise negotiated with NIAID Project Officer arid the NIAID Contracting Officer, the Contractor shall submit for approval the Strategic Staged Product Development Plan. This Plan shall include:

a) Clearly defined goals, product development stages and product development activities;

b) Go/No Go decision gates;

c) Quantitative and qualitative criteria for assessing the scientific merit and feasibility of moving to the next stage of product development; and

d) A detailed time line for each stage covering the initiation, conduct and completion of product development activities, the analysis of outcomes and findings, and the preparation of detailed reports summarizing the results of work completed and an analysis of the data as it relates to the qualitative and quantitative criteria established for Go/No Go decision- making.

8.	External Advisory Group Approval Request

Contractors shall submit the following to the NIAID Project Officer and Contract Officer to request approval of External Advisory Group membership within 6 months of contract award:

a) a short biosketch for each member being proposed;

b) a description of the roles and duties of each member; and

c) the proposed compensation for each member.

9.	Annual Review Meeting Report

A report of the post-award kick off meeting and the annual review meetings shall be prepared by the contractor within twenty-one (21) calendar days following the date of the meeting. This report shall include the slide presentations and all other meeting materials as well as summaries of all discussions.

Contract Number : HHSN272200800042C

10.	FDA Communications, Correspondence and Meeting Summaries

a) Within two (2) calendar days of the submission of any communication to the FDA, copies of the communication shall be submitted to the NIAID Project Officer.

b) Within thirty (30) calendar days of receiving correspondence or meeting with the FDA, submit copies of the correspondence or meeting minutes/summaries to the NIAID Project Officer.

11.	Samples of Therapeutics:

The Contractor shall submit samples of non-GMP candidate therapeutics and GMP material manufactured with contract funding. At the time of manufacturing, the Contractor will advise the Project Officer concerning the type of material. The Contractor will be advised by the Project Officer how samples are to be packaged and where samples are to be shipped.

12.	Animal Model:

Technology Transfer packages that include complete protocols and critical reagents for animal models developed and/or improved with contract funding will be submitted at the request of the Project Officer.

13.	Copies of Other Reports Generated:

Copies of other reports generated during the contract period related to performance of the contract, including: Process Development Reports, Assay Qualification Plan/Report, Assay Validation Plan/ Report, Assay Technology Transfer Report, Batch Records, SOPs, Master Production Records, Certificate of Analysis at the request of the Project Officer.

14.	Institutional Biosafety Approval:

The Contractor shall provide documentation of materials submitted for Institutional Biosafety Committee Review and documentation of approval of experiments at the request of the Project Officer.

15.	Data:

Provide raw data or specific analysis of data generated with contract funding at the request of the Project Officer.

ARTICLE C.3. INVENTION REPORTING REQUIREMENT

All reports and documentation required by FAR Clause 52.227-11, Patent Rights-Ownership by the Contractor including, but not limited to, the invention disclosure report, the confirmatory license, and the Government support certification, shall be directed to the Extramural Inventions and Technology Resources Branch, OPERA, NIH, 6705 Rockledge Drive, Room 1040-A, MSC 7980, Bethesda, Maryland 20892-7980 (Telephone: 301-435-1986). In addition, one copy of an annual utilization report, and a copy of the final invention statement, shall be submitted to the Contracting Officer. The final invention statement (see FAR 27.303(b)(2)(ii)) shall be submitted to the Contracting Officer on the expiration date of the contract.

The annual utilization report shall be submitted in accordance with the DELIVERIES Article in SECTION F of this contract. The final invention statement (see FAR 27.303(b)(2)(ii)) shall be submitted on the expiration date of the contract. All reports shall be sent to the following address:

Contracting Officer

National Institutes of Health

Contract Number : HHSN272200800042C

National Institute of Allergy and Infectious Diseases

Office of Acquisition

6700B Rockledge Drive, Room 3214

Bethesda, MD 20892

If no invention is disclosed or no activity has occurred on a previously disclosed invention during the applicable reporting period, a negative report shall be submitted to the Contracting Officer at the address listed above.

To assist contractors in complying with invention reporting requirements of the clause, the NIH has developed “Interagency Edison,” an electronic invention reporting system. Use of Interagency Edison is encouraged as it streamlines the reporting process and greatly reduces paperwork. Access to the system is through a secure interactive Web site to ensure that all information submitted is protected. Interagency Edison and information relating to the capabilities of the system can be obtained from the Web (http://www.iedison.gov), or by contacting the Extramural Inventions and Technology Resources Branch, OPERA, NIH.

Contract Number : HHSN272200800042C

SECTION D - PACKAGING, MARKING AND SHIPPING

All deliverables required under this contract shall be packaged, marked and shipped in accordance with Government specifications. At a minimum, all deliverables shall be marked with the contract number and Contractor name. The Contractor shall guarantee that all required materials shall be delivered in immediate usable and acceptable condition.

Contract Number : HHSN272200800042C

SECTION E - INSPECTION AND ACCEPTANCE

a.	The Contracting Officer or the duly authorized representative will perform inspection and acceptance of materials and services to be provided.

b.	For the purpose of this SECTION, Ping Cheri, PhD is the authorized representative of the Contracting Officer.

c.	Inspection and acceptance will be performed at:

National Institute of Allergy and Infectious Diseases, NIH

Office of Biodefense Research Affairs

6610 Rockledge Dr., Rm. 5068

Bethesda, MD 20892

Acceptance may be presumed unless otherwise indicated in writing by the Contracting Officer or the duly authorized representative within 30 days of receipt.

d.	This contract incorporates the following clause by reference, with the same force and effect as if it were given in full text. Upon request, the Contracting Officer will make its full text available.

FAR Clause 52.246-9, Inspection of Research and Development (Short Form) (April 1984).

Contract Number : HHSN272200800042C

SECTION F - DELIVERIES OR PERFORMANCE

ARTICLE F.1. DELIVERIES

Satisfactory performance of the final contract shall be deemed to occur upon performance of the work described in the Statement of Work Article in SECTION C of this contract and upon delivery and acceptance by the Contracting Officer, or the duly authorized representative, of the following items in accordance with the stated delivery schedule:

a.	The items specified below as described in the REPORTING REQUIREMENTS Article in SECTION C of this contract will be required to be delivered F.o.b. Destination as set forth in FAR 52.247-35, F.o.b. DESTINATION, WITHIN CONSIGNEES PREMISES (APRIL 1984), and in accordance with and by the date(s) specified below and any specifications stated in SECTION D, PACKAGING, MARKING AND SHIPPING, of this contract:

Type of Report	No. of Copies	Distribution	Due Date
Monthly Technical Progress Report	3 Paper 2 Electronic	Original hard copy and one (1) electronic copy: Contracting Officer (CO), Two (2) paper and one (1) electronic: Project Officer (PO)	The 15th of each month.
Annual Technical Progress Report	3 Paper 2 Electronic	Same as CO and PO above.	15th of the month following the end of each 12 months of the performance period.
DRAFT Final Technical Progress Report	3 Paper 2 Electronic	Same as CO and PO above.	120 Calendar days prior to completion date of the contract.
Final Technical Progress Report	3 Paper 2 Electronic	Same as CO and PO above.	15 Calendar days before completion date of the Contract.
Summary of Salient Results	3 Paper 2 Electronic	Same as CO and PO above.	On or before the expiration date of the contract.
Invention Report	2 Paper 2 Electronic

Original hard copy and one (1) electronic copy: Contracting Officer (CO),

Original hard copy and one (1) electronic copy:

Extramural Inventions and Technology Resources Branch, OPERA NIH 6705 Rockledge Drive Room 1040-A Bethesda, Maryland 20892-7980

Contract Expiration date
TECHNICAL
Decision Gate Report	3 Paper 2 Electronic	Same as CO and PO above	Following completion of a pre-defined stage of product development and prior to initiation of a new stage.

Contract Number : HHSN272200800042C

Type of Report	No. of Copies	Distribution	Due Date
Decision Gate Change or Deviation Request	3 Paper 2 Electronic	Same as CO and PO above	As soon as the Contractor has sufficient data to support the need for a change from the approved Strategic Staged Product Development Plan.
Audit Reports	3 Paper 2 Electronic	Same as CO and PO above	Within 30 calendar days of the audit.
Clinical Trials Protocols	3 Paper 2 Electronic	Same as CO and PO above	To be negotiated with the NIAID Project Officer and prior to IND submission or enrollment of human subjects.
Final Clinical Study Report	3 Paper 2 Electronic	Same as CO and PO above	30 calendar days after completion of analysis clinical trial data.
Draft Animal Efficacy Study Reports	3 Paper 2 Electronic	Same as CO and PO above	30 calendar days after completion of all analysis of animal efficacy study data, otherwise approved by the PO.
Final Animal Efficacy Study Reports	3 Paper 2 Electronic	Same as CO and PO above	60 calendar days after completion of all analysis of animal efficacy study data, unless otherwise approved by the CO.
OTHER REPORTS
Strategic Staged Product Development Plan and Workplan	3 Paper 2 Electronic	Same as CO and PO above	Within 14 calendar days after contract award and prior to initiation of product development activities.
External Advisory Group Approval Request	3 Paper 2 Electronic	Same as CO and PO above	Within 6 months after contract award.
Annual Review Meeting Report	3 Paper 2 Electronic	Same as CO and PO above	Within 21 calendar days following the date of the Annual Review Meeting.
FDA Communications, Correspondence, and Meeting Summaries	1 Paper 1 Electronic	Same as PO above	Within 2 calendar days of the submission of any communication to FDA, send copies of the communication to PO; Within 30 calendar days or receiving correspondence or meeting with the FDA, submit copies of correspondence or minutes/summaries to PO.

Contract Number : HHSN272200800042C

Type of Report	No. of Copies	Distribution	Due Date
Samples of Therapeutics, non-GMP and GMP	100 Therapeutic Regimens	Same as PO above	Contact PO for delivery.
Animal Model development Package including technology transfer, protocols and critical reagents.	3 Paper 2 Electronic	Same as CO and PO above	Contact PO for delivery.
Other Reports including Process Development Reports, Assay Qualification Plan/Report, Assay Technology transfer Report, Batch Records, SOP’s, Master Production Records and Certificate of Analysis	3 Paper 2 Electronic	Same as CO and PO above	Contact PO for delivery.
Institutional Biosafety Approval	3 Paper 2 Electronic	Same as CO and PO above	Contact PO for delivery.
Raw Data	2 Paper 1 Electronic	Same as PO above	Upon PO’s request.

ARTICLE F.2. CLAUSES INCORPORATED BY REFERENCE, FAR 52.252-2 (FEBRUARY 1998)

This contract incorporates the following clause(s) by reference, with the same force and effect as if it were given in full text. Upon request, the Contracting Officer will make its full text available. Also, the full text of a clause may be accessed electronically at this address: http://www.acquisition.gov/comp/far/index.html

FEDERAL ACQUISITION REGULATION (48 CFR CHAPTER 1) CLAUSE:

52.242-15, Stop Work Order (August 1989) with Alternate I (April 1984).

Contract Number : HHSN272200800042C

SECTION G - CONTRACT ADMINISTRATION DATA

ARTICLE G.1. PROJECT OFFICER

The following Project Officer(s) will represent the Government for the purpose of this contract:

Ping Chen, PhD

Drug Development Program Officer

Office of Biodefense Research Affairs

Division of Microbiology & Infectious Diseases

National Institute of Allergy & Infectious Diseases

National Institute of Health

6610 Rockledge Drive, Rm. 5068

Bethesda, MD 20892-6604

The Project Officer is responsible for: (1) monitoring the Contractors technical progress, including the surveillance and assessment of performance and recommending to the Contracting Officer changes in requirements; (2) interpreting the statement of work and any other technical performance requirements; (3) performing technical evaluation as required; (4) performing technical inspections and acceptances required by this contract; and (5) assisting in the resolution of technical problems encountered during performance.

The Contracting Officer is the only person with authority to act as agent of the Government under this contract. Only the Contracting Officer has authority to: (1) direct or negotiate any changes in the statement of work; (2) modify or extend the period of performance; (3) change the delivery schedule; (4) authorize reimbursement to the Contractor for any costs incurred during the performance of this contract; or (5) otherwise change any terms and conditions of this contract.

The Government may unilaterally change its Project Officer designation.

ARTICLE G.2. KEY PERSONNEL, HHSAR 352.270-5 (January 2006)

The key personnel specified in this contract are considered to be essential to work performance. At least 30 days prior to diverting any of the specified individuals to other programs or contracts (or as soon as possible, if an individual must be replaced, for example, as a result of leaving the employ of the Contractor), the Contractor shall notify the Contracting Officer and shall submit comprehensive justification for the diversion or replacement request (including proposed substitutions for key personnel) to permit evaluation by the Government of the impact on performance under this contract. The Contractor shall not divert or otherwise replace any key personnel without the written consent of the Contracting Officer. The Government may modify the contract to add or delete key personnel at the request of the Contractor or Government.

The following individual(s) is/are considered to be essential to the work being performed hereunder:

Name	Title
John Finn, PhD	Principal Investigator

ARTICLE G.3. INVOICE SUBMISSION/CONTRACT FINANCING REQUEST AND CONTRACT FINANCIAL REPORT

a.	Invoice/Financing Request Instructions and Contract Financial Reporting for NIH Cost-Reimbursement Type Contracts NIH(RC)-4 are attached and made part of this contract. The Contractor shall follow the attached instructions and submission procedures specified below to meet the requirements of a “proper invoice” pursuant to FAR Subpart 32.9, Prompt Payment.

Contract Number : HHSN272200800042C

1.	Payment requests shall be submitted as follows:

a.	One original to the following designated billing office:

National Institutes of Health

Office of Financial Management

Commercial Accounts

2115 East Jefferson Street, Room 4B-432, MSC 8500

Bethesda, MD 20892-8500

b.	One copy to the following approving official:

Contracting Office

Office of Acquisitions

National Institute of Allergy and Infectious Diseases, NIH

6700B Rockledge Drive, Room 3214, MSC 7612

Bethesda, MD 20892

E-Mail: (to be determined at time of award)

The Contractor shall submit an electronic copy of the payment request to the approving official in lieu of a paper copy. The payment request shall be transmitted as an attachment via e-mail to the address listed above in a format compatible with the computer systems at NIH [e.g., MS Word, MS Excel, or Adobe Portable Document Format (PDF)]. Note: The original payment request must still be submitted in hard copy and mailed to the designated billing office to meet the requirements of a “proper invoice.”

2.	In addition to the requirements specified in FAR Subpart 32.9 for a proper invoice, the Contractor shall include the following information on ail payment requests:

a.	Name of the Office of Acquisitions. The Office of Acquisitions for this contract is National Institute of Allergy and Infectious Diseases.

b.	Central Point of Distribution. For the purpose of this contract, the Central Point of Distribution is NIAIDOAInvoices.

c.	Vendor Identification Number. This is the 7 digit number that appears after the Contractor’s name in Block 7 of Standard Form 26.

d.	DUNS number or DUNS+4 that identifies the Contractor’s name and address exactly as stated on the face page of the contract.

e.	Identification of whether payment is to be made using a two-way or three-way match. This contract requires a Two-Way match.

b.	Inquiries regarding payment of invoices shall be directed to the designated billing office, (301) - 496-6452.

Contract Number : HHSN272200800042C

c.	The Contractor shall include the following certification on every invoice for reimbursable costs incurred with Fiscal Year funds subject to the SALARY RATE LIMITATION LEGISLATION PROVISIONS Article in SECTION H of this contract. For billing purposes, certified invoices are required for the billing period during which the applicable Fiscal Year funds were initially charged through the final billing period utilizing the applicable Fiscal Year funds:

“I hereby certify that the salaries charged in this invoice are in compliance with the SALARY RATE LIMITATION LEGISLATION PROVISIONS Article in SECTION H of the above referenced contract.”

E-Mail:

The Contractor shall submit an electronic copy of the payment request to the approving official in lieu of a paper copy. The payment request shall be transmitted as an attachment via e-mail to the address listed above in a format compatible with the computer systems at NIH [e.g., MS Word, MS Excel, or Adobe Portable Document Format (PDF). [Note: The original payment request must still be submitted in hard copy and mailed to the designated billing office to meet the requirements of a “proper invoice.”]

ARTICLE G.4. INDIRECT COST RATES

In accordance with Federal Acquisition Regulation (FAR) (48 CFR Chapter 1) Clause 52.216-7 (d)(2), Allowable Cost and Payment incorporated by reference in this contract in PART II, SECTION 1, the cognizant Contracting Officer representative responsible for negotiating provisional and/or final indirect cost rates is identified as follows:

Director, Division of Financial Advisory Services

Office of Acquisition Management and Policy

National Institutes of Health

6100 Building, Room 6B05

6100 EXECUTIVE BLVD MSC-7540

BETHESDA MD 20892-7540

These rates are hereby incorporated without further action of the Contracting Officer.

ARTICLE G.5. POST AWARD EVALUATION OF CONTRACTOR PERFORMANCE

a.	Contractor Performance Evaluations

Interim and final evaluations of Contractor performance will be prepared on this contract in accordance with FAR 42.15. The final performance evaluation will be prepared at the time of completion of work. In addition to the final evaluation, interim evaluation(s) shall be submitted every two (2) years.

Interim and final evaluations will be provided to the Contractor as soon as practicable after completion of the evaluation. The Contractor will be permitted thirty days to review the document and to submit additional information or a rebutting statement. If agreement cannot be reached between the parties, the matter will be referred to an individual one level above the Contracting Officer, whose decision will be final.

Copies of the evaluations, Contractor responses, and review comments, if any, will be retained as part of the contract file, and may be used to support future award decisions.

b.	Electronic Access to Contractor Performance Evaluations

Contractors that have Internet capability may access evaluations through a secure Web site for review and comment by completing the registration form that can be obtained at the following address:

http://oamp.od.nih.gov/OD/CPS/cps.asp

The registration process requires the Contractor to identify an individual that will serve as a primary contact and who will be authorized access to the evaluation for review and comment. In addition, the Contractor will be required to identify an alternate contact who will be responsible for notifying the cognizant contracting official in the event the primary contact is unavailable to process the evaluation within the required 30-day time frame.

Contract Number : HHSN272200800042C

SECTION H - SPECIAL CONTRACT REQUIREMENTS

ARTICLE H.1. HUMAN SUBJECTS

Research involving human subjects shall not be conducted under this contract until the protocol developed in Phase I has been approved by NIAID, written notice of such approval has been provided by the Contracting Officer, and the Contractor has provided to the Contracting Officer a properly completed “Protection of Human Subjects Assurance Identification/IRB Certification/Declaration of Exemption”, Form OMB No. 0990-0263 (formerly Optional Form 310) certifying IRB review and approval of the protocol. The human subject certification can be met by submission of the Contractor’s self designated form, provided that it contains the information required by the “Protection of Human Subjects Assurance Identification/IRB Certification/Declaration of Exemption”, Form OMB No. 0990-0263 (formerly Optional Form 310).

When research involving Human Subjects will take place at collaborating sites or other performance sites, the Contractor shall obtain, and keep on file, a properly completed “Protection of Human Subjects Assurance Identification/IRB Certification/Declaration of Exemption”, Form OMB No. 0990-0263 (formerly Optional Form 310) certifying IRB review and approval of the research.

ARTICLE H.2. RESTRICTION ON USE OF HUMAN SUBJECTS, HHSAR 352.270-14 (January 2006)

Pursuant to 45 CFR part 46, Protection of Human Research Subjects, the Contractor shall not expend funds under this award for research involving human subjects or engage in any human subjects research activity prior to the receipt by the Contracting Officer of a certification that the research has been reviewed and approved by the Institutional Review Board (IRB) designated under the Contractor’s Federal-wide assurance of compliance. This restriction applies to all collaborating sites, whether domestic or foreign, and subcontractors. The Contractor must ensure compliance by collaborators and subcontractors.

Prisoners shall not be enrolled in any HHS research activities until all requirements of HHS Regulations at 45 CFR PART 46, Subpart C Have been met. If a Research Subject becomes a prisoner during the period of this contract, 45 CFR PART 46, Subpart C will apply to research involving that individual.

ARTICLE H.3. REQUIRED EDUCATION IN THE PROTECTION OF HUMAN RESEARCH PARTICIPANTS

NIH policy requires education on the protection of human subject participants for all investigators receiving NIH contract awards for research involving human subjects. For a complete description of the NIH Policy announcement on required education in the protection of human subject participants, the Contractor should access the NIH Guide for Grants and Contracts Announcement dated June 5, 2000 at the following website:

http://grants.nih.gov/grants/guide/notice-files/NOT-OD-00-039.html.

The information below is a summary of the NIH Policy Announcement:

The Contractor shall maintain the following information: (1) a list of the names and titles of the principal investigator and any other individuals working under the contract who are responsible for the design and/or conduct of the research; (2) the title of the education program(s) in the protection of human subjects that has been completed for each named personnel and; (3) a one sentence description of the educational program(s) listed in (2) above. This requirement extends to investigators and all individuals responsible for the design and/or conduct of the research who are working as subcontractors or consultants under the contract.

Prior to any substitution of the Principal Investigator or any other individuals responsible for the design and/or conduct of the research under the contract, the Contractor shall provide the following written information to the Contracting Officer: the title of the education program and a one sentence description of the program that has been completed by the replacement.

Contract Number : HHSN272200800042C

ARTICLE H.4. DATA AND SAFETY MONITORING IN CLINICAL TRIALS

The Contractor is directed to the full text of the NIH Policy regarding Data and Safety Monitoring and Reporting of Adverse Events, which may be found at the following web sites:

http://grants.nih.gov/grants/guide/notice-files/not98-084.html

http://grants.nih.gov/grants/guide/notice-files/not99-107.html

http://grants.nih.gov/grants/guide/notice-files/NOT-OD-00-038.html

The Contractor must comply with the NIH Policy cited in these NIH Announcements and any other data and safety monitoring requirements found elsewhere in this contract.

Data and Safety Monitoring shall be performed in accordance with the approved Data and Safety Monitoring Plan.

The Data and Safety Monitoring Board shall be established and approved prior to beginning the conduct of the clinical trial.

ARTICLE H.5. REGISTRATION OF CLINICAL TRIALS IN THE GOVERNMENT DATABASE (ClinicalTrials.gov)

Pursuant to Public Law 110-85, Food and Drug Administration Amendments Act of 2007, Title VIll-Clinical Trial Databases, the Contractor shall register the clinical trial(s) performed under this contract in the Government database, ClinicalTrials.gov ( http://www.ClinicalTrials.gov) by the later of December 27, 2007, or 21 days after the first patient is enrolled.

Additional information is available at: http://prsinfo.clinicaltrials.gov.

ARTICLE H.6. HUMAN MATERIALS

The acquisition and supply of all human specimen material (including fetal material) used under this contract shall be obtained by the Contractor in full compliance with applicable State and Local laws and the provisions of the Uniform Anatomical Gift Act in the United States, and no undue inducements, monetary or otherwise, will be offered to any person to influence their donation of human material.

ARTICLE H.7. HUMAN MATERIALS (ASSURANCE OF OHRP COMPLIANCE)

The acquisition and supply of all human specimen material (including fetal material) used under this contract shall be obtained by the Contractor in full compliance with applicable State and Local laws and the provisions of the Uniform Anatomical Gift Act in the United States, and no undue inducements, monetary or otherwise, will be offered to any person to influence their donation of human material.

The Contractor shall provide written documentation that all human materials obtained as a result of research involving human subjects conducted under this contract, by collaborating sites, or by subcontractors identified under this contract, were obtained with prior approval by the Office for Human Research Protections (OHRP) of an Assurance to comply with the requirements of 45 CFR 46 to protect human research subjects. This restriction applies to all collaborating sites without OHRP-approved Assurances, whether domestic or foreign, and compliance must be ensured by the Contractor.

Provision by the Contractor to the Contracting Officer of a properly completed “Protection of Human Subjects Assurance Identification/IRB Certification/Declaration of Exemption”, Form OMB No. 0990-0263(formerly Optional Form 310), certifying IRB review and approval of the protocol from which the human materials were obtained constitutes the written documentation required. The human subject certification can be met by submission of a self designated form, provided that it contains the information required by the “Protection of Human Subjects Assurance Identification/IRB Certification/Declaration of Exemption”, Form OMB No. 0990-0263(formerly Optional Form 310).

Contract Number : HHSN272200800042C

ARTICLE H.8. RESEARCH INVOLVING RECOMBINANT DNA MOLECULES (Including Human Gene Transfer Research)

All research involving Recombinant DNA Molecules shall be conducted in accordance with the NIH Guidelines for Research Involving Recombinant DNA Molecules (http://www4.od.nih.gov/oba/rac/guidelines/guidelines.html) and the September 24, 2007 Notice, “Reminder of NIH Policy for Enhancing the Science, Safety, and Ethics of Recombinant DNA Research” (http://grants.nih.gov/grants/guide/notice-files/NOT-OD-07-096.html) (and any subsequent revisions to the Guide Notice) which stipulates biosafety and containment measures for recombinant DNA research and delineates critical, ethical principles and key safety reporting requirements for human gene transfer research (See Appendix M of the Guidelines). These guidelines apply to both basic and clinical research studies.

The Recombinant DNA Advisory Committee (RAC) is charged with the safety of manipulation of genetic material through the use of recombinant DNA techniques. Prior to beginning any clinical trials involving the transfer of recombinant DNA to humans, the trial must be registered with the RAC. If this contract involves new protocols that contain unique and/or novel issues, the RAC must discuss them in a public forum and then the Institutional Biosafety Committee (IBC), the Institutional Review Board (IRB), and the Project Officer and Contracting Officer must approve the protocol prior to the start of the research.

Failure to comply with these requirements may result in suspension, limitation, or termination of the contract for any work related to Recombinant DNA Research or a requirement for Contracting Officer prior approval of any or all Recombinant DNA projects under this contract. This includes the requirements of the Standing Institutional Biosafety Committee (IBC) (See http://www4.od.nih.gov/oba/IBC/IBCindexpg.htm).

As specified in Appendix M-1-C-4 of the NIH Guidelines, any serious adverse event must be reported immediately to the IRB, the IBC, the Office for Human Research Protections (if applicable), and the NIH Office for Biotechnology Activities (OBA), followed by the filing of a written report with each office/group and copies to the Project Officer and Contracting Officer. (http://www4.od.nih.gov/oba/rac/guidelines_02/Appendix_M.htm#_Toc7255836).

ARTICLE H.9. CONTINUED BAN ON FUNDING OF HUMAN EMBRYO RESEARCH

Pursuant to the current HHS annual appropriations act, the Contractor shall not use contract funds for (1) the creation of a human embryo or embryos for research purposes; or (2) research in which a human embryo or embryos are destroyed, discarded, or knowingly subjected to risk of injury or death greater than that allowed for research on fetuses in utero under 45 CFR 46.204(b) and Section 498(b) of the Public Health Service Act (42 U.S.C. 289g(b)). The term “human embryo or embryos” includes any organism, not protected as a human subject under 45 CFR 46 as of the date of the enactment of this Act, that is derived by fertilization, parthenogenesis, cloning, or any other means from one or more human gametes or human diploid cells.

Additionally, in accordance with a March 4, 1997 Presidential Memorandum, Federal funds may not be used for cloning of human beings.

ARTICLE H.10. NEEDLE EXCHANGE

Pursuant to the current HHS annual appropriations act, the Contractor shall not use contract funds to carry out any program of distributing sterile needles or syringes for the hypodermic injection of any illegal drug.

ARTICLE H.11. PRESS RELEASES

Pursuant to the current HHS annual appropriations act, the Contractor shall clearly state, when issuing statements, press releases, requests for proposals, bid solicitations and other documents describing projects or programs funded in whole or in part with Federal money: (1) the percentage of the total costs of the program or project which will be financed with Federal money; (2) the dollar amount of Federal funds for the project or program; and (3) the percentage and dollar amount of the total costs of the project or program that will be financed by nongovernmental sources.

Contract Number : HHSN272200800042C

ARTICLE H.12. DISSEMINATION OF FALSE OR DELIBERATELY MISLEADING SCIENTIFIC INFORMATION

Pursuant to the current HHS annual appropriations act, the Contractor shall not use contract funds to disseminate scientific information that is deliberately false or misleading.

ARTICLE H.13. RESTRICTION ON EMPLOYMENT OF UNAUTHORIZED ALIEN WORKERS

Pursuant to the current HHS annual appropriations act, the Contractor shall not use contract funds to employ workers described in section 274A(h)(3) of the Immigration and Nationality Act, which reads as follows:

“(3) Definition of unauthorized alien. - As used in this section, the term ‘unauthorized alien’ means, with respect to the employment of an alien at a particular time, that the alien is not at that time either (A) an alien lawfully admitted for permanent residence, or (B) authorized to be so employed by this Act or by the Attorney General.”

ARTICLE H.14. RESTRICTION ON ABORTIONS

Pursuant to the current HHS annual appropriations act, the Contractor shall not use contract funds for any abortion.

ARTICLE H.15. SALARY RATE LIMITATION LEGISLATION PROVISIONS

a.	Pursuant to the current HHS annual appropriations act, the Contractor shall not use NIH Fiscal Year funds to pay the direct salary of an individual through this contract at a rate in excess of Executive Level I. Direct salary is exclusive of fringe benefits, overhead and general and administrative expenses (also referred to as “indirect costs” or “facilities and administrative (F&A) costs”). Direct salary has the same meaning as the term “institutional base salary.” An individual’s direct salary (or institutional base salary) is the annual compensation that the Contractor pays for an individual’s appointment whether that individual’s time is spent on research, teaching, patient care or other activities. Direct salary (or institutional base salary) excludes any income that an individual may be permitted to earn outside of duties to the Contractor. The annual salary rate limitation also applies to individuals proposed under subcontracts. It does not apply to fees paid to consultants. If this is a multiple year contract, it may be subject to unilateral modifications by the Government if an individual’s salary rate used to establish contract funding exceeds any salary rate limitation subsequently established in future NHS appropriation acts.

b.	Payment of direct salaries is limited to the Executive Level I rate which was in effect on the date(s) the expense was incurred. See the following Web site for Executive Schedule rates of pay: http://www.opm.gov/oca/. (For current year rates, click on Salaries and Wages / Executive Schedule / Rates of Pay for the Executive Schedule. For prior year rates, click on Salaries and Wages / cursor to bottom of page and select year / Executive Schedule / Rates of Pay for the Executive Schedule. Rates are effective January 1 of each calendar year unless otherwise noted.)

ARTICLE H.16. PRIVACY ACT, HHSAR 352.270-11 (January 2006)

This contract requires the Contractor to perform one or more of the following: (a) Design; (b) develop; or (c) operate a Federal agency system of records to accomplish an agency function in accordance with the Privacy Act of 1974 (Act) (5 U.S.C. 552a(m)(1)) and applicable agency regulations. The term “system of records” means a group of any records under the control of any agency from which information is retrieved by the name of the individual or by some identifying number, symbol, or other identifying particular assigned to the individual.

Violations of the Act by the Contractor and/or its employees may result in the imposition of criminal penalties (5 U.S.C. 552a(i)). The Contractor shall ensure that each of its employees knows the prescribed rules of conduct and that each employee is aware that he/she is subject to criminal penalties for violation of the Act to the same extent as HHS employees. These provisions also apply to all subcontracts awarded under this contract which require the design, development or operation of the designated system(s) of records (5 U.S.C. 552a(m)(1))

Contract Number : HHSN272200800042C

The contract work statement: (a) Identifies the system(s) of records and the design, development, or operation work to be performed by the Contractor; and (b) specifies the disposition to be made of such records upon completion of contract performance.

45 CFR Part 5b contains additional information which includes the rules of conduct and other Privacy Act requirements and can be found at: http://www.access.gpo.gov/nara/cfr/waisidx_06/45cfr5b_06.html.

The Privacy Act System of Records applicable to this project is Number 09-25-0200. This document is incorporated into this contract as an Attachment in SECTION J of this contract. This document is also available at: Error! Hyperlink reference not valid.

ARTICLE H.17. ANIMAL WELFARE

All research involving live, vertebrate animals shall be conducted in accordance with the Public Health Service Policy on Humane Care and Use of Laboratory Animals. This policy may be accessed at:

http://qrants1.nih.gov/grants/olaw/references/phspol.htm.

ARTICLE H.18. PROTECTION OF PERSONNEL WHO WORK WITH NONHUMAN PRIMATES

All Contractor personnel who work with nonhuman primates or enter rooms or areas containing nonhuman primates shall comply with the procedures set forth in NIH Policy Manual 3044-2, entitled, “Protection of NIH Personnel Who Work with Nonhuman Primates,” located at the following URL:

http://www1.od.nih.gov/oma/manualchapters/intramural/3044-2/

ARTICLE H.19. RESTRICTION FROM USE OF LIVE VERTEBRATE ANIMALS

UNDER GOVERNING POLICY, FEDERAL FUNDS ADMINISTERED BY THE PUBLIC HEALTH SERVICE (PHS) SHALL NOT BE EXPENDED FOR RESEARCH INVOLVING LIVE VERTEBRATE ANIMALS WITHOUT PRIOR APPROVAL BY THE OFFICE OF LABORATORY ANIMAL WELFARE (OLAW), OF [ AN ASSURANCE TO COMPLY WITH THE PHS POLICY ON HUMANE CARE AND USE OF LABORATORY ANIMALS AND/OR A VALID INSTITUTIONAL ANIMAL CARE AND USE COMMITTEE (IACUC) APPROVAL]. THIS RESTRICTION APPLIES TO ALL PERFORMANCE SITES (e.g. COLLABORATING INSTITUTIONS, SUBCONTRACTORS, SUBGRANTEES) WITHOUT OLAW-APPROVED ASSURANCES, WHETHER DOMESTIC OR FOREIGN.

ARTICLE H.20. OMB CLEARANCE

In accordance with HHSAR 352.270-7, Paperwork Reduction Act, the Contractor shall not proceed with surveys or interviews until such time as Office of Management and Budget (OMB) Clearance for conducting interviews has been obtained by the Project Officer and the Contracting Officer has issued written approval to proceed.

ARTICLE H.21. STORAGE FACILITY REQUIREMENTS AND CERTIFICATION

The Contractor shall ensure that all materials generated under this contract for which commercial records storage is required, shall be stored in a facility that meets National Archives and Records Administration (NARA) requirements for safe, secure and certified storage as required by 36 CFR 1228, subpart K.

The Contractor shall provide the Contracting Officer with the name(s) and location(s) of the commercial records storage facility used to store materials under this contract. In addition, the Contractor shall provide a copy of the “Facility Standards for Records Storage Facilities Inspection Checklist,” self-certifying that the facility being used to store federal records meets established NARA standards. NARA Standards are available at: http://www.archives.gov/about/regulations/part-1228/k.html

Contract Number : HHSN272200800042C

Sixty (60) days prior to contract end date, the Contractor shall submit to the Project Officer and Contracting Officer, an inventory of all materials stored. The disposition of these materials shall be determined no later than the expiration date of the contract.

ARTICLE H.22. ELECTRONIC AND INFORMATION TECHNOLOGY ACCESSIBILITY (January 2008)

Pursuant to Section 508 of the Rehabilitation Act of 1973 (29 U.S.C. 794d), as amended by the Workforce Investment Act of 1998, all electronic and information technology (EIT) products and services developed, acquired, maintained, and/or used under this contract/order must comply with the “Electronic and Information Technology Accessibility Provisions” set forth by the Architectural and Transportation Barriers Compliance Board (also referred to as the “Access Board”) in 36 CFR part 1194. Information about Section 508 provisions is available at http://www.section508.gov/. The complete text of Section 508 Final provisions can be accessed at http://www.access-board.gov/sec508/provisions.htm.

The Section 508 standards applicable to this contract/order are identified in the Statement of Work. The contractor must provide a written Section 508 conformance certification due at the end of each order/contract exceeding $100,000 when the order/contract duration is one year or less. If it is determined by the Government that EIT products and services provided by the Contractor do not conform to the described accessibility in the Product Assessment Template, remediation of the products and/or services to the level of conformance specified in the vendor’s Product Assessment Template will be the responsibility of the Contractor at its own expense.

In the event of a modification(s) to the contract/order, which adds new EIT products and services or revised the type of, or specifications for, products and services the Contractor is to provide, including EIT deliverables such as electronic documents and reports, the Contracting Officer may require that the contractor submit a completed HHS Section 508 Product Assessment Template to assist the Government in determining that the EIT products and services support Section 508 accessibility requirements. Instructions for documenting accessibility via the HHS Section 508 Product Assessment Template may be found at http://508.hhs.gov.

Prior to the Contracting Officer exercising an option for a subsequent performance period/additional quantity or adding increment funding for a subsequent performance period under this contract, as applicable, the Contractor must provide a Section 508 Annual Report to the Contracting Officer and Contracting Officer’s Technical Representative (also known as Project Officer or Contracting Officer’s Representative). Unless otherwise directed by the Contracting Officer in writing, the Contractor shall provide the cited report in accordance with the following schedule. Instructions for completing the report are available at: http://508.hhs.gov under the heading Vendor Information and Documents. The Contractor’s failure to submit a timely and properly completed report may jeopardize the Contracting Officer’s exercising an option or adding incremental funding, as applicable.

ARTICLE H.23. INSTITUTIONAL RESPONSIBILITY REGARDING CONFLICTING INTERESTS OF INVESTIGATORS

The Contractor shall comply with the requirements of 45 CFR Part 94, Responsible Prospective Contractors, which promotes objectivity in research by establishing standards to ensure that investigators (defined as the principal investigator and any other person who is responsible for the design, conduct, or reporting of research funded under NIH contracts) will not be biased by any conflicting financial interest. 45 CFR Part 94 is available at the following Web site: http://ecfr.gpoaccess.gov/cgi/t/text/text-idx? c=ecfr&sid=cc7504e541bc62939c52389e9afc27d5&rgn=div5&view=text&node=45:1.0.1.1.51&idno=45

As required by 45 CFR Part 94, the Contractor shall, at a minimum:

a.	Maintain a written, enforceable policy on conflict of interest that complies with 45 CFR Part 94 and inform each investigator of the policy, the investigator’s reporting responsibilities, and the applicable regulations. The Contractor must take reasonable steps to ensure that investigators working as collaborators or subcontractors comply with the regulations.

Contract Number : HHSN272200800042C

b.	Designate an official(s) to solicit and review financial disclosure statements from each investigator participating in NIH-funded research. Based on established guidelines consistent with the regulations, the designated official(s) must determine whether a conflict of interest exists, and if so, determine what actions should be taken to manage, reduce, or eliminate such conflict. A conflict of interest exists when the designated official(s) reasonably determines that a Significant Financial Interest could directly and significantly affect the design, conduct, or reporting of the NIH -funded research. The Contractor may require the management of other conflicting financial interests in addition to those described in this paragraph, as it deems appropriate. Examples of conditions or restrictions that might be imposed to manage actual or potential conflicts of interests are included in 45 CFR Part 94, under Management of Conflicting Interests.

c.	Require all financial disclosures to be updated during the period of the award, either on an annual basis or as new reportable Significant Financial Interests are obtained.

d.	Maintain records, identifiable to each award, of all financial disclosures and all actions taken by the Contractor with respect to each conflicting interest 3 years after final payment or, where applicable, for the other time periods specified in 48 CFR Part 4, subpart 4.7, Contract Records Retention.

e.	Establish adequate enforcement mechanisms and provide for sanctions where appropriate.

If a conflict of interest is identified, the Contractor shall report to the Contracting Officer, the existence of the conflicting interest found. This report shall be made and the conflicting interest managed, reduced, or eliminated, at least on a temporary basis, within sixty (60) days of that identification.

If the failure of an investigator to comply with the conflict of interest policy has biased the design, conduct, or reporting of the NIH-funded research, the Contractor must promptly notify the Contracting Officer of the corrective action taken or to be taken. The Contracting Officer will take appropriate action or refer the matter to the Contractor for further action, which may include directions to the Contractor on how to maintain appropriate objectivity in the funded research.

The Contracting Officer may at any time inquire into the Contractor’s procedures and actions regarding conflicts of interests in NIH-funded research, including a review of all records pertinent to compliance with 45 CFR Part 94. The Contracting Officer may require submission of the records or review them on site. On the basis of this review, the Contracting Officer may decide that a particular conflict of interest will bias the objectivity of the NIH-funded research to such an extent that further corrective action is needed or that the Contractor has not managed, reduced, or eliminated the conflict of interest. The issuance of a Stop Work Order by the Contracting Officer may be necessary until the matter is resolved.

If the Contracting Officer determines that NIH -funded clinical research, whose purpose is to evaluate the safety or effectiveness of a drug, medical device, or treatment, has been designed, conducted, or reported by an investigator with a conflict of interest that was not disclosed or managed, the Contractor must require disclosure of the conflict of interest in each public presentation of the results of the research.

ARTICLE H.24. PUBLICATION AND PUBLICITY

In addition to the requirements set forth in HHSAR Clause 352.270-6, Publications and Publicity incorporated by reference in SECTION I of this contract, the Contractor shall acknowledge the support of the National Institutes of Health whenever publicizing the work under this contract in any media by including an acknowledgment substantially as follows:

“This project has been funded in whole or in part with Federal funds from the National Institute of Allergy and Infectious Diseases National Institutes of Health, Department of Health and Human Services, under Contract No. HHSN272200800042C”

Contract Number : HHSN272200800042C

ARTICLE H.25. REPORTING MATTERS INVOLVING FRAUD, WASTE AND ABUSE

Anyone who becomes aware of the existence or apparent existence of fraud, waste and abuse in NIH funded programs is encouraged to report such matters to the HHS Inspector General’s Office in writing or on the Inspector General’s Hotline. The toll free number is 1-800-HHS-TIPS (1-800-447-8477). All telephone calls will be handled confidentially. The e-mail address is Htips@os.dhhs.gov and the mailing address is:

Office of Inspector General

Department of Health and Human Services

TIPS HOTLINE

P.O. Box 23489

Washington, D.C. 20026

ARTICLE H.26. YEAR 2000 COMPLIANCE

In accordance with FAR 39.106, Information Technology acquired under this contract must be Year 2000 compliant as set forth in the following clause(s):

1.	Service Involving the Use of Information Technology

YEAR 2000 COMPLIANCE - SERVICE INVOLVING THE USE OF INFORMATION TECHNOLOGY

The Contractor agrees that each item of hardware, software, and firmware used under this contract shall be able to accurately process date data (including, but not limited to, calculating, comparing and sequencing) from, into and between the twentieth and twenty-first centuries and the Year 1999 and the Year 2000 and leap year calculations.

2.	Noncommercial Supply Items Warranty

YEAR 2000 WARRANTY - NONCOMMERCIAL SUPPLY ITEMS

The Contractor warrants that each noncommercial item of hardware, software, and firmware delivered or developed under this contract and listed below shall be able to accurately process date data (including, but not limited to, calculating, comparing and sequencing) from, into and between the twentieth and twenty-first centuries and the Year 1999 and the Year 2000 and leap year calculations, when used in accordance with the item documentation provided by the Contractor, provided that all listed or unlisted items (e.g., hardware, software and firmware) used in combination with such listed item properly exchange date data with it. If the contract requires that specific listed items must perform as a system in accordance with the foregoing warranty, then that warranty shall apply to those listed items as a system. The duration of this warranty and the remedies available to the Government for breach of this warranty shall be as defined in, and subject to, the terms and limitations of any general warranty provisions of this contract provided that notwithstanding any provision to the contrary in such warranty provision(s), or in the absence of any such warranty provision(s), the remedies available to the Government under this warranty shall include repair or replacement of any listed item whose noncompliance is discovered and made known to the Contractor in writing within ninety (90) days after acceptance. Nothing in this warranty shall be construed to limit any rights or remedies the Government may otherwise have under this contract with respect to defects other than Year 2000 performance.

YEAR 2000 COMPLIANT ITEMS
Hardware and Software

3.	Commercial Supply Products Warranty

YEAR 2000 WARRANTY - COMMERCIAL SUPPLY ITEMS

The Contractor warrants that each hardware, software and firmware product delivered under this contract and listed below shall be able to accurately process date data (including, but not limited to, calculating, comparing,

Contract Number : HHSN272200800042C

and sequencing) from, into, and between the twentieth and twenty-first centuries and the Year 1999 and the Year 2000 and leap year calculations, when used in accordance with the product documentation provided by the Contractor, provided that all listed or unlisted products (e.g., hardware, software, firmware) used in combination with such listed product properly exchange date data with it. If the contract requires that specific listed products must perform as a system in accordance with the foregoing warranty, then that warranty shall apply to those listed products as a system. The duration of this warranty and the remedies available to the Government for breach of this warranty shall be as defined in, and subject to, the terms and limitations of the Contractor’s standard commercial warranty or warranties contained in this contract, provided that notwithstanding any provision to the contrary in such commercial warranty or warranties, the remedies available to the Government under this warranty shall include repair or replacement of any listed product whose non-compliance is discovered and made known to the Contractor in writing within ninety (90) days after acceptance. Nothing in this warranty shall be construed to limit any rights or remedies the Government may otherwise have under this contract with respect to defects other than Year 2000 performance.

YEAR 2000 COMPLIANT ITEMS
Hardware and Software

ARTICLE H.27. SHARING RESEARCH DATA

The Contractor agrees to adhere to its plan and shall request prior approval of the Contracting Officer for any changes in its plan.

The NIH endorses the sharing of final research data to serve health. this contract is expected to generate research data that must be shared with the public and other researchers. NIH’s data sharing policy may be found at the following Web site:

http://grants.nih.gov/grants/guide/notice-files/NOT-OD-03-032.html

NIH recognizes that data sharing may be complicated or limited, in some cases, by institutional policies, local IRB rules, as well as local, state and Federal laws and regulations, including the Privacy Rule (see HHS-published documentation on the Privacy Rule at http://www.hhs.gov/ocr/). The rights and privacy of people who participate in NIH-funded research must be protected at all times; thus, data intended for broader use should be free of identifiers that would permit linkages to individual research participants and variables that could lead to deductive disclosure of the identity of individual subjects.

ARTICLE H.28. POSSESSION USE AND TRANSFER OF SELECT BIOLOGICAL AGENTS OR TOXINS

The contractor shall not conduct work involving select agents or toxins under this contract until it and any associated subcontractor(s) comply with the following:

For prime or subcontract awards to domestic institutions that possess, use, and/or transfer Select Agents under this contract, the institution must comply with the provisions of 42 CFR part 73, 7 CFR part 331, and/or 9 CFR part 121 ( http://www.aphis.usda.gov/programs/ag_selectagent/FinalRule3-18-05.pdf ) as required, before using NIH funds for work involving a Select Agent or Toxin. No NIH funds can be used for research involving a Select Agent or Toxin at a domestic institution without a valid registration certificate.

For prime or subcontract awards to foreign institutions that possess, use, and/or transfer a Select Agent or Toxin, before using NIH funds for any work directly involving a Select Agent or Toxin, the foreign institution must provide information satisfactory to the NIAID that safety, security, and training standards equivalent to those described in 42 CFR part 73, 7 CFR part 331, and/or 9 CFR part 121 are in place and will be administered on behalf of all Select Agent or Toxin work supported by these funds. The process for making this determination includes inspection of

Contract Number : HHSN272200800042C

the foreign laboratory facility by an NIAID representative. During this inspection, the foreign institution must provide the following information: concise summaries of safety, security, and training plans; names of individuals at the foreign institution who will have access to the Select Agents and procedures for ensuring that only approved and appropriate individuals, in accordance with institution procedures, will have access to the Select Agents under the contract; and copies of or links to any applicable laws, regulations, policies, and procedures applicable to that institution for the safe and secure possession, use, and/or transfer of select agents. No NIH funds can be used for work involving a Select Agent or Toxin at a foreign institution without written approval from the Contracting Officer.

Listings of HHS select agents and toxins, and overlap select agents or toxins as well as information about the registration process for domestic institutions, are available on the Select Agent Program Web site at Error! Hyperlink reference not valid. and http://www.cdc.gov/od/sap/docs/salist.pdf.

Listings of USDA select agents and toxins as well as information about the registration process for domestic institutions are available on the APHIS/USDA website at: http://www.aphis.usda.gov/programs/ag_selectagent/ index.html and: http://www.aphis.usda.gov/programs/ag_selectagent/ag_bioterr_forms.html

For foreign institutions, see the NIAID Select Agent Award information: ( http://www.niaid.nih.gov/ncn/clinical/default_biodefense.htm).

ARTICLE H.29. POSSESSION, USE OR TRANSFER OF A HIGHLY PATHOGENIC AGENT

The work being conducted under this contract may involve the possession, use, or transfer of a Highly Pathogenic Infectious Agent (HPA). The NIAID defines an HPA as a pathogen that, under any circumstances, warrants a biocontainment safety level of BSL3 or higher according to either:

1.	The current edition of the CDC/NIH Biosafety in Microbiological and Biomedical Laboratories (BMBL)(http://www.cdc.gov/OD/ohs/biosfty/bmb15/bmb15toc.htm);

2.	The Contractor’s Institutional Biosafety Committee (IBC) or equivalent body; or

3.	The Contractor’s appropriate designated institutional biosafety official.

If there is ambiguity in the BMBL guidelines and/or there is disagreement among the BMBL, an IBC or equivalent body, or institutional biosafety official, the highest recommended containment level must be used.

ARTICLE H.30. HOTEL AND MOTEL FIRE SAFETY ACT OF 1990 (P.L. 101-391)

Pursuant to Public Law 101-391, no Federal funds may be used to sponsor or fund in whole or in part a meeting, convention, conference or training seminar that is conducted in, or that otherwise uses the rooms, facilities, or services of a place of public accommodation that do not meet the requirements of the fire prevention and control guidelines as described in the Public Law. This restriction applies to public accommodations both foreign and domestic.

Public accommodations that meet the requirements can be accessed at: http://www.usfa.fema.gov/hotel/index.htm.

ARTICLE H.31. PROHIBITION ON CONTRACTOR INVOLVEMENT WITH TERRORIST ACTIVITIES

The Contractor acknowledges that U.S. Executive Orders and Laws, including but not limited to E.O. 13224 and P.L. 107-56, prohibit transactions with, and the provision of resources and support to, individuals and organizations associated with terrorism. It is the legal responsibility of the Contractor to ensure compliance with these Executive Orders and Laws. This clause must be included in all subcontracts issued under this contract.

Contract Number : HHSN272200800042C

ARTICLE H.32. NIH POLICY ON ENHANCING PUBLIC ACCESS TO ARCHIVED PUBLICATIONS RESULTING FROM NIH-FUNDED RESEARCH

Beginning April 7, 2008, NIH-funded investigators shall submit to the NIH National Library of Medicine’s (NLM) PubMed Central (PMC) an electronic version of the author’s final manuscript, upon acceptance for publication, resulting from research supported in whole or in part with direct costs from NIH. NIH defines the author’s final manuscript as the final version accepted for journal publication, and includes all modifications from the publishing peer review process. The PMC archive will preserve permanently these manuscripts for use by the public, health care providers, educators, scientists, and NIH. The Policy directs electronic submissions to the NIH/NLM/PMC: http://www.pubmedcentral.nih.gov.

Additional information is available at http://grants.nih.gov/grants/guide/notice-files/NOT-OD-08-033.html.

Contract Number : HHSN272200800042C

PART II - CONTRACT CLAUSES

SECTION I - CONTRACT CLAUSES

General Clauses for a Cost-Reimbursement Research and Development Contract

This contract incorporates the following clauses by reference, with the same force and effect as if they were given in full text. Upon request, the Contracting Officer will make their full text available. Also, the full text of a clause may be accessed electronically at this address: http://www.arnet.gov/far/

a. FEDERAL ACQUISITION REGULATION (FAR) (48 CFR CHAPTER 1) CLAUSES:

FAR CLAUSE NO.	DATE	TITLE
52.202-1	Jul 2004	Definitions (Over $100,000)
52.203-3	Apr 1984	Gratuities (Over $100,000)
52.203-5	Apr 1984	Covenant Against Contingent Fees (Over $100,000)
52.203-6	Sep 2006	Restrictions on Subcontractor Sales to the Government (Over $100,000)
52.203-7	Jul 1995	Anti-Kickback Procedures (Over $100,000)
52.203-8	Jan 1997	Cancellation, Rescission, and Recovery of Funds for Illegal or Improper Activity (Over $100,000)
52.203-10	Jan 1997	Price or Fee Adjustment for Illegal or Improper Activity (Over $100,000)
52.203-12	Sep 2007	Limitation on Payments to Influence Certain Federal Transactions (Over $100,000)
52.204-4	Aug 2000	Printed or Copied Double-Sided on Recycled Paper (Over $100,000)
52.204-7	Apr 2008	Central Contractor Registration
52.204-10	Sep 2007	Reporting Subcontract Awards ($500,000,000 or more)
52.209-6	Sep 2006	Protecting the Government’s Interests When Subcontracting With Contractors Debarred, Suspended, or Proposed for Debarment (Over $30,000)
52.215-2	Jun 1999	Audit and Records - Negotiation (Over $100,000)
52.215-8	Oct 1997	Order of Precedence - Uniform Contract Format
52.215-10	Oct 1997	Price Reduction for Defective Cost or Pricing Data (Over $650,000)
52.215-12	Oct 1997	Subcontractor Cost or Pricing Data (Over $650,000)
52.215-14	Oct 1997	Integrity of Unit Prices (Over $100,000)
52.215-15	Oct 2004	Pension Adjustments and Asset Reversions
52.215-18	Jul 2005	Reversion or Adjustment of Plans for Post-Retirement Benefits (PRB) other than Pensions
52.215-19	Oct 1997	Notification of Ownership Changes
52.215-21	Oct 1997	Requirements for Cost or Pricing Data or Information Other Than Cost or Pricing Data - Modifications
52.216-7	Dec 2002	Allowable Cost and Payment
52.216-8	Mar 1997	Fixed Fee
52.219-8	May 2004	Utilization of Small Business Concerns (Over $100,000)
52.219-9	Apr 2008	Small Business Subcontracting Plan (Over $550,000, $1,000,000 for Construction)

Contract Number : HHSN272200800042C

FAR CLAUSE NO.	DATE	TITLE
52.219-16	Jan 1999	Liquidated Damages - Subcontracting Plan (Over $550,000, $1,000,000 for Construction)
52.222-2	Jul 1990	Payment for Overtime Premium (Over $100,000) (Note: The dollar amount in paragraph (a) of this clause is $0 unless otherwise specified in the contract.)
52.222-3	Jun 2003	Convict Labor
52.222-21	Feb 1999	Prohibition of Segregated Facilities
52.222-26	Mar 2007	Equal Opportunity
52.222-35	Sep 2006	Equal Opportunity for Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans (Over $100,000)
52.222-36	Jun 1998	Affirmative Action for Workers with Disabilities
52.222-37	Sep 2006	Employment Reports on Special Disabled Veterans, Veterans of the Vietnam Era, and Other Eligible Veterans (Over $100,000)
52.222-50	Aug 2007	Combating Trafficking in Persons
52.223-6	May 2001	Drug-Free Workplace
52.223-14	Aug 2003	Toxic Chemical Release Reporting (Over $100,000)
52.225-1	Jun 2003	Buy American Act - Supplies
52.225-13	Jun 2008	Restrictions on Certain Foreign Purchases
52.227-1	Dec 2007	Authorization and Consent, Alternate I (Apr 1984)
52.227-2	Dec 2007	Notice and Assistance Regarding Patent and Copyright Infringement
52.227-11	Dec 2007	Patent Rights - Ownership by the Contractor (Note: In accordance with FAR 27.303(b)(2), paragraph (e) is modified to include the requirements in FAR 27.303(b)(2)(0 through (iv). The frequency of reporting in (i) is annual.
52.227-14	Dec 2007	Rights in Data - General
52.232-9	Apr 1984	Limitation on Withholding of Payments
52.232-17	Jun 1996	Interest (Over $100,000)
52.232-20	Apr 1984	Limitation of Cost
52.232-23	Jan 1986	Assignment of Claims
52.232-25	Oct 2003	Prompt Payment, Alternate I (Feb 2002)
52.232-33	Oct 2003	Payment by Electronic Funds Transfer--Central Contractor Registration
52.233-1	Jul 2002	Disputes
52.233-3	Aug 1996	Protest After Award, Alternate I (Jun 1985)
52.233-4	Oct 2004	Applicable Law for Breach of Contract Claim
52.242-1	Apr 1984	Notice of Intent to Disallow Costs
52.242-3	May 2001	Penalties for Unallowable Costs (Over $650,000)
52.242-4	Jan 1997	Certification of Final Indirect Costs
52.242-13	Jul 1995	Bankruptcy (Over $100,000)
52.243-2	Aug 1987	Changes - Cost Reimbursement, Alternate V (Apr 1984)
52.244-2	Jun 2007	Subcontracts, Alternate I (June 2007)
52.244-5	Dec 1996	Competition in Subcontracting (Over $100,000)
52.244-6	Mar 2007	Subcontracts for Commercial Items

Contract Number : HHSN272200800042C

FAR CLAUSE NO.	DATE	TITLE
52.245-1	Jun 2007	Government Property
52.245-9	Jun 2007	Use and Charges
52.246-23	Feb 1997	Limitation of Liability (Over $100,000)
52.249-6	May 2004	Termination (Cost-Reimbursement)
52.249-14	Apr 1984	Excusable Delays
52.253-1	Jan 1991	Computer Generated Forms

b. DEPARTMENT OF HEALTH AND HUMAN SERVICES ACQUISITION REGULATION (HHSAR) (48 CFR CHAPTER 3) CLAUSES:

HHSAR CLAUSE NO.	DATE	TITLE
352.202-1	Jan 2006	Definitions - with Alternate paragraph (h) (Jan 2006)
352.216-72	Jan 2006	Additional Cost Principles
352.228-7	Dec 1991	Insurance - Liability to Third Persons
352.232-9	Jan 2006	Withholding of Contract Payments
352.233-70	Jan 2006	Litigation and Claims
352.242-71	Apr 1984	Final Decisions on Audit Findings
352.270-5	Jan 2006	Key Personnel
352.270-6	Jan 2006	Publications and Publicity
352.270-10	Jan 2006	Anti-Lobbying (Over $100,000)

[End of GENERAL CLAUSES FOR A NEGOTIATED COST-REIMBURSEMENT RESEARCH AND DEVELOPMENT CONTRACT- Rev. 08/2008].

Contract Number : HHSN272200800042C

ARTICLE 1.2 AUTHORIZED SUBSTITUTION OF CLAUSES

ARTICLE I.1. of this SECTION is hereby modified as follows:

a.	Alternate I (October 1997) of FAR Clause 52.215-14, Integrity of Unit Prices (October 1997) is added.

b.	FAR Clauses 52.215-15, Pension Adjustments And Asset Reversions (October 2004); 52.215-18, Reversion Or Adjustment Of Plans For Post Retirement Benefits (PRB) Other Than Pensions (July 2005); and, 52.215-19, Notification Of Ownership Changes (October 1997), are deleted in their entirety.

c.	FAR Clause 52.232-20, Limitation Of Cost (April 1984), is deleted in its entirety and FAR Clause 52.232-22, Limitation Of Funds (April 1984) is substituted therefor. [NOTE: When this contract is fully funded, FAR Clause 52.232-22, LIMITATION OF FUNDS will no longer apply and FAR Clause 52.232-20, LIMITATION OF COST will become applicable.]

d.	Alternate I, (December 1991), of FAR Clause 52.233-1, Disputes (December 1998) is added.

Contract Number : HHSN272200800042C

ARTICLE 1.3. Additional Contract Clauses

This contract incorporates the following clauses by reference, with the same force and effect, as if they were given in full text. Upon request, the Contracting Officer will make their full text available.

a.	FEDERAL ACQUISITION REGULATION (FAR) (48 CFR CHAPTER 1) CLAUSES

1.	FAR Clause 52.203-13, Contractor Code of Business Ethics and Conduct (December 2007).

2.	FAR Clause 52.203-14, Display of Hotline Poster(s) (December 2007).

“….(3) Any required posters may be obtained as follows:

Poster(s)	Obtain From”
HHS Contractor Code of Ethics and Business Conduct Poster	http://www.oig.hhs.gov/ hotline/OIG_Hotline Poster.pdf

3.	FAR Clause 52.208-9, Contractor Use of Mandatory Sources of Supply (July 2004).

4.	FAR Clause 52.215-17, Waiver of Facilities Capital Cost of Money (October 1997).

5.	FAR Clause 52.217-2, Cancellation Under Multiyear Contracts (October 1997).

6.	FAR Clause 52.219-4, Notice of Price Evaluation Preference for HUBZone Small Business Concerns (July 2005).

“(c) Waiver of evaluation preference….

[ X] Offeror elects to waive the evaluation preference.”

7.	FAR Clause 52.219-25, Small Disadvantaged Business Participation Program - Disadvantaged Status and Reporting (April 2008).

8.	FAR Clause 52.222-53, Exemption from Application of the Service Contract Act to Contracts for Certain Services - Requirements (November 2007).

9.	FAR Clause 52.223-3, Hazardous Material Identification and Material Safety Data (January 1997), with Alternate I (July 1995).

10.	FAR Clause 52.223-17, Affirmative Procurement of EPA-designated Items in Service and Construction Contracts (May 2008).

11.	FAR Clause 52.224-1, Privacy Act Notification (April 1984).

Contract Number : HHSN272200800042C

12.	FAR Clause 52.224-2, Privacy Act (April 1984).

13.	FAR Clause 52.226-1, Utilization of Indian organizations and Indian-owned Economic Enterprises (June 2000).

14.	FAR Clause 52.227-14, Rights in Data - General (December 2007).

15.	FAR Clause 52.227-16, Additional Data Requirements (June 1987).

16.	FAR Clause 52230-3, Disclosure and Consistency of Cost Accounting Practices (April 1998).

17.	FAR Clause 52.230-6, Administration of Cost Accounting Standards (March 2008).

18.	FAR Clause 52.242-3, Penalties for Unallowable Costs (May 2001).

19.	FAR Clause 52.246-23, Limitation of Liability (February 1997).

20.	FAR Clause 52.246-24, Limitation of Liability - High-Value Items (February 1997).

21.	FAR Clause 52.247-63, Preference for U.S. Flag Air Carriers (June 2003).

b.	DEPARTMENT OF HEALTH AND HUMAN SERVICES ACQUISITION REGULATION (HHSAR) (48 CHAPTER 3) CLAUSES:

1.	HHSAR Clause 352.223-70, Safety and Health (January 2006).

2.	HHSAR Clause 352.224-70, Confidentiality of Information (January 2006).

3.	HHSAR Clause 352.270-1, Accessibility of Meetings, Conferences and Seminars to Persons with Disabilities (January 2001).

4.	HHSAR Clause 352.270-7, Paperwork Reduction Act (January 2006).

5.	HHSAR Clause 352.270-8(b), Protection of Human Subjects (January 2006).

6.	HHSAR Clause 352.270-9(b), Care of Live Vertebrate Animals (January 2006),

7.	HHSAR Clause 352.333-7001, Choice of Law (Overseas) (March 2005).

c.	NATIONAL INSTITUTES OF HEALTH (NIH) RESEARCH CONTRACTING (RC) CLAUSES:

The following clauses are attached and made a part of this contract:

1.	NIH (RC)-7, Procurement of Certain Equipment (April 1984).

2	NIH(RC)-11, Research Patient Care Costs (4/1/84).

Contract Number : HHSN272200800042C

ARTICLE 1.4. ADDITIONAL FAR CONTRACT CLAUSES INCLUDED IN FULL TEXT

This contract incorporates the following clauses in full text.

FEDERAL ACQUISITION REGULATION (FAR)(48 CFR CHAPTER 1)CLAUSES:

a.	FAR Clause 52.222-39, Notification Of Employee Rights Concerning Payment Of Union Dues Or Fees (December 2004)

(a) Definition. As used in this clause -

United States means the 50 States, the District of Columbia, Puerto Rico, the Northern Mariana Islands, American Samoa, Guam, the U.S. Virgin Islands, and Wake Island.

(b) Except as provided in paragraph (e) of this clause, during the term of this contract, the Contractor shall post a notice, in the form of a poster, informing employees of their rights concerning union membership and payment of union dues and fees, in conspicuous places in and about all its plants and offices, including all places where notices to employees are customarily posted. The notice shall include the following information (except that the information pertaining to National Labor Relations Board shall not be included in notices posted in the plants or offices of carriers subject to the Railway Labor Act, as amended (45 U.S.C. 151-188)).

Notice to Employees

Under Federal law, employees cannot be required to join a union or maintain membership in a union in order to retain their jobs. Under certain conditions, the law permits a union and an employer to enter into a union-security agreement requiring employees to pay uniform periodic dues and initiation fees. However, employees who are not union members can object to the use of their payments for certain purposes and can only be required to pay their share of union casts relating to collective bargaining, contract administration, and grievance adjustment.

If you do not want to pay that portion of dues or fees used to support activities not related to collective bargaining, contract administration, or grievance adjustment, you are entitled to an appropriate reduction in your payment. If you believe that you have been required to pay dues or fees used in part to support activities not related to collective bargaining, contract administration, or grievance adjustment, you may be entitled to a refund and to an appropriate reduction in future payments.

For further information concerning your rights, you may wish to contact the National Labor Relations Board (NLRB) either at one of its Regional offices or at the following address or toll free number:

National Labor Relations Board

Division of Information

1099 14th Street, N.W.

Washington, DC 20570

1-866-667-6572

1-866-316-6572 (TTY)

To locate the nearest NLRB office, see NLRB’s website at http://www.nlrb.gov.

(c) The Contractor shall comply with all provisions of Executive Order 13201 of February 17, 2001, and related implementing regulations at 29 CFR part 470, and orders of the Secretary of Labor.

Contract Number : HHSN272200800042C

(d) In the event that the Contractor does not comply with any of the requirements set forth in paragraphs (b), (c), or (g), the Secretary may direct that this contract be cancelled, terminated, or suspended in whole or in part, and declare the Contractor ineligible for further Government contracts in accordance with procedures at 29 CFR part 470, Subpart B - Compliance Evaluations, Complaint Investigations and Enforcement Procedures. Such other sanctions or remedies may be imposed as are provided by 29 CFR part 470, which implements Executive Order 13201, or as are otherwise provided by law.

(e) The requirement to post the employee notice in paragraph (b) does not apply to -

(1) Contractors and subcontractors that employ fewer than 15 persons;

(2) Contractor establishments or construction work sites where no union has been formally recognized by the Contractor or certified as the exclusive bargaining representative of the Contractor’s employees;

(3) Contractor establishments or construction work sites located in a jurisdiction named in the definition of the United States in which the law of that jurisdiction forbids enforcement of union-security agreements;

(4) Contractor facilities where upon the written request of the Contractor, the Department of Labor Deputy Assistant Secretary for Labor-Management Programs has waived the posting requirements with respect to any of the Contractor’s facilities if the Deputy Assistant Secretary finds that the Contractor has demonstrated that -

(i) The facility is in all respects separate and distinct from activities of the Contractor related to the performance of a contract; and

(ii) Such a waiver will not interfere with or impede the effectuation of the Executive order; or

(5) Work outside the United States that does not involve the recruitment or employment of workers within the United States.

(f) The Department of Labor publishes the official employee notice in two variations; one for contractors covered by the Railway Labor Act and a second for all other contractors. The Contractor shall -

(1) Obtain the required employee notice poster from the Division of interpretations and Standards, Office of Labor-Management Standards, U.S. Department of Labor, 200 Constitution Avenue, NW, Room N-5605, Washington, DC 2021, or from any field office of the Department’s Office of Labor-Management Standards or Office of Federal Contract Compliance Programs;

(2) Download a copy of the poster from the Office of Labor-Management Standards website at http://www.olms.dol.gov; or

(3) Reproduce and use exact duplicate copies of the Department of Labor’s official poster.

(g) The Contractor shall include the substance of this clause in every subcontract or purchase order that exceeds the simplified acquisition threshold, entered into in connection with this contract, unless exempted by the Department of Labor Deputy Assistant Secretary for Labor-Management Programs on account of special circumstances in the national interest under authority of 29 CFR 470.3(c).

For indefinite quantity subcontracts, the Contractor shall include the substance of this clause if the value of orders in any calendar year of the subcontract is expected to exceed the simplified acquisition threshold. Pursuant to 29 CFR part 470, Subpart B - Compliance Evaluations, Complaint Investigations and Enforcement Procedures, the Secretary of Labor may direct the Contractor to take such action in the enforcement of these regulations, including the imposition of sanctions for noncompliance with respect to any such subcontract or purchase order. if the Contractor becomes involved in litigation with a subcontractor or vendor, or is threatened with such involvement, as a result of such direction, the Contractor may request the United States, through the Secretary of Labor, to enter into such litigation to protect the interests of the United States.

(End of Clause)

Contract Number : HHSN272200800042C

b.	FAR Clause 52.247-67, Submission of Transportation Documents for Audit (February 2006).

(a) The Contractor shall submit to the address identified below, for prepayment audit, transportation documents on which the United States will assume freight charges that were paid—

(1) By Contractor under a cost-reimbursement contract; and

(2) By a first-tier subcontractor under a cost-reimbursement subcontract thereunder.

(b) Cost-reimbursement Contractors shall only submit for audit those bills of lading with freight shipment charges exceeding $100. Bills under $100 shall be retained on-site by the Contractor and made available for on-site audits. This exception only applies to freight shipment bills and is not intended to apply to bills and invoices for any other transportation services.

(c) Contractors shall submit the above referenced transportation documents to—

Contracting Officer

Office of Acquisitions

National Institutes of Health, National Institute of Allergy and Infectious Diseases

6700B Rockledge Drive, Room 3214

Bethesda, MD 20892

Contract Number : HHSN272200800042C

PART III - LIST OF DOCUMENTS, EXHIBITS AND OTHER ATTACHMENTS

SECTION J - LIST OF ATTACHMENTS

The following documents are attached and incorporated in this contract:

1. Statement of Work

Statement of Work, dated September 1, 2008, 8 pages.

2. Invoice/Financing Request and Contract Financial Reporting Instructions for NIH Cost-Reimbursement Type Contracts, NIH(RC)-4

Invoice/Financing Request and Contract Financial Reporting Instructions for NIH Cost-Reimbursement Type Contracts, NIH(RC)-4, (5107), 6 pages.

3. Inclusion Enrollment Report

Inclusion Enrollment Report, 5/01 (Modified OAMP: 10/01), 1 page.

4. Privacy Act System of Records, Number

Privacy Act System of Records, Number 09-25-0200

5. Safety and Health

Safety and Health, HHSAR Clause 352.223-70, (1/06), 1 page.

6. Procurement of Certain Equipment

Procurement of Certain Equipment, NIH(RC)-7, 4/1/84, 1 page.

7. Research Patient Care Costs

Research Patient Care Costs, NIH(RC)-11, 4/1/84, 1 page.

8. Disclosure of Lobbying Activities, SF-LLL

Disclosure of Lobbying Activities, SF-LLL, dated 7/97, 3 pages.

9. Commitment To Protect Non-Public Information

Commitment To Protect Non-Public Information, 1 page. Located at: http://irm.cit.nih.gov/security/Nondisclosure.pdf

Contract Number : HHSN272200800042C

PART IV - REPRESENTATIONS AND INSTRUCTIONS

SECTION K - REPRESENTATIONS AND CERTIFICATIONS

The following documents are incorporated by reference in this contract:

1.	Annual Representations and Certifications completed and located at the Online Representations and Certifications Application (ORCA) website.

3.	Human Subjects Assurance Identification Number will be provided at time of subcontractor award.

4.	Animal Welfare Assurance Number A4519-01.

END of the SCHEDULE

(CONTRACT)

STATEMENT OF WORK

September 1, 2008

BACKGROUND and INTRODUCTION

Part of the NIAID mission is to advance the development of new medical countermeasures against the biological agents that are most likely to be used in a terror attack on civilian populations. The NIAID has prioritized these biological agents as Category A, 13, and C (http://www2.niaid.nih.gov/Biodefense/bande_priority.htm) based on associated morbidity and mortality; potential for person-to-person transmission or by vector transmission; infectivity; ability to contaminate food and water supplies; lack of a specific diagnostic and/or effective treatment; lack of a safe and effective vaccine; potential to cause anxiety in the public and in health care workers; and their potential to be weaponized. Treatment options for many of the NIAID priority biodefense pathogens are either non-existent or limited and vulnerable to emerging antimicrobial resistance and genetically engineered threats. Many antimicrobial resistant pathogens represent a public health threat and, in the context of biodefense, are classified as Category C pathogens. Within this framework, the development of new antimicrobial agents with broad spectrum activity is a high priority. The limited resources available for the development of biodefense countermeasures are most efficiently deployed when they address platform technologies that can be widely applied to provide overall advances to drug development technologies.

The NIAID recognizes that product development is an iterative process and that the progress of a candidate/product or lead series through the development pathway requires ongoing evaluation to assess and reassess the likelihood of the candidate/product to meet the desired therapeutic/post-exposure prophylactic objectives. Furthermore, the NIAID reserves the right to determine, at any time during the contract period, that a particular candidate therapeutic or lead series has not demonstrated sufficient potential to merit further investment by the NIAID in the development and evaluation of that candidate/product.

PREAMBLE

Independently, and not as an agent of the U.S. Government, The Contractor shall furnish all the necessary services, qualified personnel, materials, equipment, and facilities, not otherwise provided by the Government under the terms of this contract, as needed to provide the services delineated in the negotiated Statement of Work. The Contractor shall carry out activities within the contract’s Statement of Work only as requested and approved by the Project Officer, and may not conduct work on the contract without prior approval from the Project Officer. Approval to carry out specific activities will be linked to approval by the Project Officer of the Strategic Staged Product Development Plan following contract award, approval of Monthly and Annual Progress Reports, review and approval of a Clinical Trial Protocol and supporting materials, and approval of Decision Gate Reports or Decision Gate Change or Deviation Requests (see reporting requirements for a description of these reports).

The Contractor acknowledges the Government’s right to modify the milestones, progress, schedule, budget, or product to add or delete products, process, or schedule as need may arise. Because of the nature of this contract and complexities inherent in this and prior programs, at designated milestones the government will evaluate whether work should be redirected, removed, or whether schedule or budget adjustments should be made. Further, the Government reserves the right to change product, process, schedule, or event to add or delete part or all of these elements as need arise.

1.	Overall Objectives and Scope

The overall objective of this contract is to advance the development of a novel dual-target antibacterial as a therapeutic for the treatment of Gram-negative Biodefense Pathogens. The scope of work for this contract includes preclinical/non-clinical and clinical IND- and NDA-enabling development activities.

Attachment 1

2.	Strategic Staged Product Development Plan and Work Plan

Within 14 calendar days of the effective date of the contract, The Contractor shall submit an updated Strategic Staged Product Development Plan and Work Plan to the NIAID Project Officer and Contracting Officer prior to initiation of any activities related to its implementation.

The Contractor shall obtain from the Project Officer and the Contracting Officer approval prior to the initiation of any activities related to the implementation of these plans. The Contractor shall review and adjust the Strategic Staged Product Development Plan and work plan to perform additional IND and BLA-enabling studies as required by the FDA or justified by new data. The Contractor shall propose the revised Strategic Staged Product Development Plan and work plan to the NIAID Project Officer and initiate new studies following approval by the NIAID Project Officer. On completion of a stage of the product development; as defined in the approved Strategic Staged Product Development Plan, The Contractor shall prepare and submit to the NIAID Project Officer and the NIAID Contracting Officer a Decision Gate Report that contains:

a)	sufficient detail, documentation and analysis to support successful completion of the stage according to the predetermined qualitative and quantitative criteria that were established for Go/No Go decision making;

b)	costs incurred;

c)	a description of the next stage of product development to be initiated and a request for approval to proceed to the next stage of product development.

In response to a need to change the Strategic Staged Product Development Plan, The Contractor shall submit a Decision Gate Change or Deviation Report. This report shall request a change in the agreed Work Plan, timelines and/or decision gates. This report shall include:

a)	Discussion of the justification/rationale for the proposed change

b)	Options for addressing the needed change/deviation from the approved timelines and/or decision gates, including a cost-benefit analysis on each option

c)	Recommendations for the preferred option that includes a full analysis and discussion of the effect of the change on the entire product development program, timelines, and budget.

The Contractor shall implement the Strategic Staged Product Development Plan and Work Plan in accordance with activities and timelines approved by the Project Officer and the Contracting Officer. The Contractor shall perform all technical, regulatory, management and administrative activities that are required to implement the Strategic Staged Product Development Plan.

3.	Non-clinical Research Activities

The specific non-clinical research activities to be carried out under the contract in order to implement the Strategic Staged Product Development Plan include protein crystallography, computational modeling organic synthesis, enzymological testing for inhibitor potency and selectivity, microbiological testing for inhibitor potency and spectrum, optimization for antibacterial activity and selectivity, in vivo efficacy testing, evaluation of the safety, pharmacokinetics/pharmacodynamics, bioavailability, solubility, formulation, dose, route and schedule of the therapeutic candidate/product or lead series; optimization of the therapeutic candidate/product or lead series through medicinal chemistry; and development, characterization, and quantification and/or validation of reagents and assays required for the clinical and non-clinical evaluation of the therapeutic candidate/product or lead series.

Attachment 1

4.	Product Manufacturing

The Contractor shall conduct process development for the manufacture of cGMP therapeutic product; manufacture non-cGMP and cGMP pilot lots of therapeutic product in amounts sufficient to carry out required non-clinical and Phase 1 and/or Phase 2 clinical trials; formulate final drug product; prepare final drug product; and conduct of long-term stability studies of cGMP bulk and final drug product.

5.	Clinical Trial Protocol Development and Implementation

The Contractor shall develop all clinical trial protocols and has ultimate responsibility for the conduct of all clinical trials and adherence to federal regulations and the DMID, NIAID, NIH policies and guidelines for the conduct of research involving human subjects. The Contractor shall include the information contained in the DMID Serious Adverse Event (SAE) Report form in The Contractor’s SAE Report Form or that The Contractor uses the DMID SAE Report Form. The Contractor shall submit SAE reports to the DMID Office of Clinical Research Affairs, according to the Clinical Terms of Award of this contract. The Contractor shall develop and implement a Clinical Trials Monitoring Plan as part of the DMID Clinical Protocol. The Clinical Trials Monitoring Plan is part of the DMID protocol template and is also subject to approval by the Project Officer. The Contractor shall comply with NIAID Clinical Terms of Award, submit clinical trial protocols and amendments to the Project Officer for review and approval by the appropriate NIAID review committee. The Project Officer shall provide final approval of all protocols to be undertaken prior to FDA IND submission and participant enrollment. The Contractor shall hold the IND for all clinical studies to be performed under the contract and shall be responsible for: a) preparing materials for and requesting, scheduling and participating in all meetings with the CDER, FDA, including meetings to review IND, NDA and BLA packages; B) submitting all documentation to the FDA in a timely manner, consistent with timelines set out in the contract and by the FDA; c) including NIAID staff in meetings and teleconferences with the FDA; and d) providing copies of all FDA correspondence and meeting minutes that are relevant to the therapeutic candidate/product to the Project Officer.

6.	Regulatory Compliance and Data Management

The Contractor shall: a) be responsible for the development and implementation of data management and quality control systems/procedures, including transmission, storage, confidentiality, and retrieval of all study data; b) provide for the statistical design and analysis of data resulting from the research undertaken; c) provide raw data or specific analyses of data generated with contract funding to the Project Officer; d) Ensure strict adherence to FDA regulations and guidance, including requirements for the conduct of animal studies and assays under GLP, the manufacturing of the therapeutic candidate under cGMP, and the conduct of clinical trials under GCP standards. The Contractor shall maintain quality assurance documentation of support adherence in these areas; e) arrange for independent audits, as needed or as requested by the NIAID Project Officer and as concurred by the NIAID Contracting Officer. Audits may be requested to assure that Contractor and/or subcontractor facilities and all planned procedures meet the FDA regulations and guidance that are required to meet GLP, cGMP and GCP standards. In addition, The Contractor shall provide interim and final audit reports to the NIAID Project Office and the NIAID Contracting Officer within thirty (30) calendar days of the completion of the audit. The Contractor agrees that the NIAID may conduct independent audits of The Contractor and its subcontractors as needed to evaluate compliance with the FDA regulations and guidance, including those required to meet GLP, cGMP or GCP standards.

Attachment 1

7.	Scientific, Technical, Management and Administrative Team

The Contractor shall provide all expertise needed for the implementation of the Strategic Staged Product Development Plan to be performed under this contract including: research, manufacturing, regulatory, clinical, statistical, management and administrative activities.

8.	Facilities, Equipment and Other Resources

The Contractor shall provide the equipment, facilities and other resources required for the implementation of the Strategic Staged Product Development Plan. This shall include the equipment and facilities, training and resources to comply with all Federal and NIH regulations, including: a) the humane care and use of vertebrate animals; b) the handling, storage and shipping of potentially dangerous biological and chemical agents, including Select agents under biosafety levels required for working with the biological agents under study. The Contractor shall undertake all studies with approval from their Institutional Biosafety Committee. The Contractor shall provide, at the request of the Project Officer, copies of materials submitted for Institutional Biosafety Committee Review and documentation of approval of experiments.

9.	Project Management

a.	Overall Project Management: The Contractor shall provide for: a) the overall management, integration and coordination of all contract activities, including a technical and administrative infrastructure to ensure the efficient planning, initiation, implementation, and direction of all contract activities; b) effective communication with the Project Officer and Contracting Officer; c) a PI with responsibility for overall project management and communication, tracking, monitoring and reporting on project status and progress, and recommending modification to the project requirements and timelines, including projects undertaken by subcontractors; d) Project Manager(s) with responsibility for monitoring and tracking day-to-day progress and timelines, coordinating communication and project activities and costs incurred; and e) administrative staff with responsibility for financial management and reporting on all activities conducted by The Contractor and any subcontractors.

b.	Intellectual Property: The Contractor shall be solely responsible for the timely acquisition of all appropriate proprietary rights, including intellectual property rights, and all materials needed to perform the project. Before, during, and subsequent to the award, the U.S. Government is not required to obtain for The Contractor any proprietary rights, including intellectual property rights, or any materials needed by The Contractor to perform the project. The Contractor is required to report to the U.S. Government all inventions made in the performance of the project, as specified at FAR 52.227-11 (Bayh-Dole Act).

c.	Reports and Deliverables: The Contractor shall prepare and provide all reports and other deliverables listed in the Table of Reports (below). The Contractor, the Project Officer and the Contracting Officer shall agree in the final contract negotiations on which reports and deliverables are relevant to the awarded contract Statement of Work and shall, therefore, be required as deliverables.

Other Deliverables:

1) Samples of Therapeutics: The Contractor shall submit samples of non-GMP candidate therapeutics and GMP material manufactured with contract funding. At the time of manufacturing, The Contractor will advise the Project Officer concerning the type of material. One hundred therapeutic regimens will be supplied. The Contractor will be advised by the Project Officer how samples are to be packaged and where samples are to be shipped.

Attachment 1

2) Animal Model: Technology Transfer packages that include complete protocols and critical reagents for animal models developed and/or improved with contract funding will be submitted at the request of the Project Officer.

3) Copies of other reports generated during the contract period related to performance of the contract, including: Process Development Reports, Assay Qualification Plan/Report, Assay Validation Plan/Report, Assay Technology Transfer Report, Batch Records, SOPs, Master Production Records, Certificate of Analysis at the request of the Project Officer.

4) Institutional Biosafety Approval: The Contractor shall provide documentation of materials submitted for Institutional Biosafety Committee Review and documentation of approval of experiments at the request of the Project Officer.

10.	External Advisory Group

The Contractor shall, in consultation with the Project Officer; establish an External Advisory Group with the relevant expertise to critically evaluate technical progress in meeting product development objectives and established timelines. The Contractor shall be responsible for establishing confidentiality agreements with the members of the External Advisory Group.

11.	Contract Review Meetings

The Contractor shall, within 30 calendar days of award, plan, conduct and be responsible for the logistical arrangements for a post-award kick-off meeting to be held at a site proposed by the PI and approved by the Project Officer. The PI, Project Manager(s), all key investigators, and key subcontractor personnel shall attend this meeting. The purpose of the meeting will be to review the Strategic Staged Product Development Plan and the Statement of Work and coordinate activities and communication. The PI shall provide slide presentations and a detailed summary of meeting discussions to the Project Officer and Contracting Office within 21 days following the date of the meeting. External Advisory Group members may attend the meeting if they have been named in time. At the 12 month mark of each contract year, The Contractor shall plan, conduct and be responsible for the logistical arrangements for an annual review meeting, to be held at a site proposed by the PI and approved by the NIAID Project Officer, for the NIAID contract and program staff and the External Advisory Group. The PI, Project Manager, all key investigators, and key subcontractors personnel shall attend these meetings. The agenda will be prepared by the NIAID Project Officer in consultation with PI. Meetings will be closed to the public and shall involve oral and electronic presentations, including: a) updates on results of activities undertaken or completed since the last review meeting; b) updates on progress toward or reaching a decision gate; c) interim reports on active preclinical or clinical protocols; d) a description of any problems encountered or anticipated; e) a discussion of approaches to overcoming problems; and f) a description of activities to be undertaken in the coming year. The PI shall provide the slide presentations and a detailed summary of meeting discussions to the Project Officer and the Contracting Officer within twenty-one (21) days following the date of the meeting. The PI, Project Manager(s), key investigators, and key subcontractor personnel shall attend meetings in Bethesda, Maryland at the request of the Project Officer.

12.	Publications

The Contractor shall submit to the Project Officer for review any manuscript of scientific meeting abstract containing data generated under this contract no less than thirty (30) calendar days for manuscripts and fifteen (15) calendar days before abstract submission for public presentation or publication. The Contractor shall acknowledge contract support in all such publications.

Attachment 1

INVOICE/FINANCING REQUEST AND CONTRACT FINANCIAL REPORTING

INSTRUCTIONS FOR NIH COST-REIMBURSEMENT CONTRACTS, NIH(RC)-4

Format: Payment requests shall be submitted on the Contractor’s self-generated form in the manner and format prescribed herein and as illustrated in the Sample Invoice/Financing Request. Standard Form 1034, Public Voucher for Purchases and Services Other Than Personal, may be used in lieu of the Contractor’s self-generated form provided it contains all of the information shown on the Sample Invoice/Financing Request. DO NOT include a cover letter with the payment request.

Number:of Copies: Payment requests shall be submitted in the quantity specified in the Invoice Submission Instructions in. Section G of the Contract Schedule.

Frequency: Payment requests shall not be submitted more frequently than once every two weeks in accordance with the Allowable Cost and Payment Clause incorporated into this contract. Small business concerns may submit invoices/financing requests more frequently than every two weeks when authorized by the Contracting Officer.

Cost Incurrence Period: Costs incurred must be within the contract performance period or covered by precontract cost provisions.

Billing of Costs Incurred: If billed costs include (1) costs of a prior billing period, but not previously billed, or (2) costs incurred during the contract period and claimed after the contract period has expired, the Contractor shall site the amount(s) and month(s) in which it incurred such costs.

Contractors Fiscal Year: Payment requests shall be prepared in such a manner that the Government can identify costs claimed with the Contractor’s fiscal year.

Currency: All NIH contracts are expressed in United States dollars. When the Government pays in a currency other than United States dollars, billings shall be expressed, and payment by the Government shall be made, in that other currency at amounts coincident with actual costs incurred. Currency fluctuations may not be a basis of gain or loss to the Contractor. Notwithstanding the above, the total of all invoices paid under this contract may not exceed the United States dollars authorized.

Costs Requiring Prior Approval: Costs requiring the Contracting Officer’s approval, which are not set forth in an Advance Understanding in the contract, shall be identified and reference the Contracting Officer’s Authorization (COA) Number. In addition, the Contractor shall show any cost set forth in an Advance Understanding as a separate line item on the payment request.

Invoice/Financing Request Identification: Each payment request shall be identified as either:

(a)	Interim Invoice/Contract Financing Request: These are interim payment requests submitted during the contract performance period.

(b)	Completion Invoice: The completion invoice shall be submitted promptly upon completion of the work, but no later than one year from the contract completion date; or within 120 days after settlement of the final indirect cost rates covering the year in which the contract is physically complete (whichever date is later). The Contractor shall submit the completion invoice when all costs have been assigned to the contract and it completes all performance provisions.

(c)	Final Invoice: A final invoice may be required after the amounts owed have been settled between the Government and the Contractor (e.g., resolution of all suspensions and audit exceptions).

Preparation and Itemization of the Invoice/Financing Request: The Contractor shall furnish the information set forth in the instructions below. The instructions are keyed to the entries on the Sample Invoice/Financing Request.

Attachment 2

(a)	Designated Billing Office Name and Address: Enter the designated billing office name and address, as identified in the Invoice Submission Instructions in Section G of the Contract Schedule.

(b)	Contractor’s Name, Address, Point of Contact, VIN, and DUNS or DUNS+4 Number: Show the Contractor’s name and address exactly as they appear in the contract, along with the name, title, phone number, and e-mail address of the person to notify in the event of an improper invoice or, in the case of payment by method other than Electronic Funds Transfer, to whom payment is to be sent. Provide the Contractor’s Vendor Identification Number (VIN), and Data Universal Numbering System (DUNS) number or DUNS+4. The DUNS number must identify the Contractor’s name and address exactly as stated on the face page of the contract. When an approved assignment has been made by the Contractor, or a different payee has been designated, provide the same information for the payee as is required for the Contractor (i.e., name, address, point of contact, VIN, and DUNS).

(c)	Invoice/Financing Request Number: Insert the appropriate serial number of the payment request.

(d)	Date Invoice/Financing Request Prepared: Insert the date the payment request is prepared.

(e)	Contract Number and Order Number (if applicable): Insert the contract number and order number (if applicable).

(f)	Effective Date: Insert the effective date of the contract or if billing under an order, the effective date of the order.

(g)	Total Estimated Cost of Contract/Order: Insert the total estimated cost of the contract, exclusive of fixed-fee. If billing under an order, insert the total estimated cost of the order, exclusive of fixed-fee. For incrementally funded contracts/orders, enter the amount currently obligated and available for payment.

(h)	Total Fixed-Fee: Insert the total fixed-fee (where applicable). For incrementally funded contracts/orders, enter the amount currently obligated and available for payment.

(i)	Two-Way/Three-Way Match: Identify whether payment is to be made using a two-way or three-way match. To determine required payment method, refer to the Invoice Submission Instructions in Section G of the Contract Schedule.

(j)	Office of Acquisitions: Insert the name of the Office of Acquisitions, as identified in the Invoice Submission Instructions in Section G of the Contract Schedule.

(k)	Central Point of Distribution: Insert the Central Point of Distribution, as identified in the Invoice Submission Instructions in Section G of the Contract Schedule.

(I)	Billing Period: Insert the beginning and ending dates (month, day, and year) of the period in which costs were incurred and for which reimbursement is claimed.

(m)	Amount Billed - Current Period: Insert the amount claimed for the current billing period by major cost element, including any adjustments and fixed-fee. If the Contract Schedule contains separately priced line items, identify the contract line item(s) on the payment request and include a separate breakdown (by major cost element) for each line item.

(n)	Amount Billed - Cumulative: Insert the cumulative amounts claimed by major cost element, including any adjustments and fixed-fee. If the Contract Schedule contains separately priced line items, identify the contract line item(s) on the payment request and include a separate breakdown (by major cost element) for each line item.

(o)	Direct Costs: Insert the major cost elements. For each element, consider the application of the paragraph entitled “Costs Requiring Prior Approval” on page 1 of these instructions.

Attachment 2

(1)	Direct Labor: Include salaries and wages paid (or accrued) for direct performance of the contract.

For Level of Effort contracts only, the Contractor shall provide the following information on a separate sheet of paper attached to the payment request:

-hours or percentage of effort and cost by labor category (as specified in the Level of Effort Article in Section F of the contract) for the current billing period, and

- hours or percentage of effort and cost by labor category from contract inception through the current billing period. (NOTE: The Contracting Officer may require the Contractor to provide additional breakdown for direct labor, such as position title, employee name, and salary or hourly rate.)

(2)	Fringe Benefits: List any fringe benefits applicable to direct labor and billed as a direct cost. Do not include in this category fringe benefits that are included in indirect costs.

(3)	Accountable Personal Property: Include permanent research equipment and general purpose equipment having a unit acquisition cost of $1,000 or more, with a life expectancy of more than two years, and sensitive property regardless of cost (see the HHS Contractor’s Guide for Control of Government Property). Show permanent research equipment separate from general purpose equipment

On a separate sheet of paper attached to the payment request, list each item for which reimbursement is requested. An asterisk (*) shall precede the item if the equipment is below the $1,000 approval level. Include reference to the following (as applicable):

- item number for the specific piece of equipment listed in the Property Schedule, and

- COA number, if the equipment is not covered by the Property Schedule.

The Contracting Officer may require the Contractor to provide further itemization of property having specific limitations set forth in the contract.

(4)	Materials and Supplies: Include equipment with unit costs of less than $1,000 or an expected service life of two years or less, and consumable material and supplies regardless of amount.

(5)	Premium Pay: List remuneration in excess of the basic hourly rate.

(6)	Consultant Fee: List fees paid to consultants. Identify consultant by name or category as set forth in the contract or COA, as well as the effort (i.e., number of hours, days, etc.) and rate billed.

(7)	Travel: Include domestic and foreign travel. Foreign travel is travel outside of Canada, the United States and its territories and possessions. However, for an organization located outside Canada, the United States and its territories and possessions, foreign travel means travel outside that country. Foreign travel must be billed separately from domestic travel.

(8)	Subcontract Costs: List subcontractor(s) by name and amount billed.

(9)	Other: List all other direct costs in total unless exceeding $1,000 in amount. If over $1,000, list cost elements and dollar amounts separately. If the contract contains restrictions on any cost element, that cost element must be listed separately.

(p)	Cost of Money (COM): Cite the COM factor and base in effect during the time the cost was incurred and for which reimbursement is claimed.

(q)	Indirect Costs: Identify the indirect cost base (IDC), indirect cost rate, and amount billed for each indirect cost category.

Attachment 2

(r)	Fixed-Fee: Cite the formula or method of computation for fixed-fee, if applicable. The fixed-fee must be claimed as provided for by the contract.

(s)	Total Amounts Claimed: Insert the total amounts claimed for the current and cumulative periods.

(t)	Adjustments: Include amounts conceded by the Contractor, outstanding suspensions, and/or disapprovals subject to appeal.

(u)	Grand Totals

(v)	Certification of Salary Rate Limitation: If required by the contract (see Invoice Submission Instructions in Section G of the Contract Schedule), the Contractor shall include the following certification at the bottom of the payment request:

“I hereby certify that the salaries billed in this payment request are in compliance with the Salary Rate Limitation Provisions in Section H of the contract.”

The Contracting Officer may require the Contractor to submit detailed support for costs claimed on one or more interim payment requests.

FINANCIAL REPORTING INSTRUCTIONS:

These instructions are keyed to the Columns on the sample invoice/financing request.

Column A - Expenditure Category: Enter the expenditure categories required by the contract.

Column B - Cumulative Percentage of Effort/Hrs. - Negotiated: Enter the percentage of effort or number of hours agreed to for each employee or labor category listed in Column A.

Column C - Cumulative Percentage of Effort/Hrs. - Actual: Enter the percentage of effort or number of hours worked by each employee or labor category listed in Column A.

Column D - Amount Billed - Current: Enter amounts billed during the current period.

Column E - Amount Billed - Cumulative: Enter the cumulative amounts to date.

Column F - Cost at Completion: Enter data only when the Contractor estimates that a particular expenditure category will vary from the amount negotiated. Realistic estimates are essential.

Column G - Contract Amount: Enter the costs agreed to for all expenditure categories listed in Column A.

Column H - Variance (Over or Under): Show the difference between the estimated costs at completion (Column F) and negotiated costs (Column G) when entries have been made in Column F. This column need not be filled in when Column F is blank. When a line item varies by plus or minus 10 percent, i.e., the percentage arrived at by dividing Column F by Column G, an explanation of the variance should be submitted. In the case of an overrun (net negative variance), this submission shall not be deemed as notice under the Limitation of Cost (Funds) Clause of the contract.

Modifications: Any modification in the amount negotiated for an item since the preceding report should be listed in the appropriate cost category.

Expenditures Not Negotiated: An expenditure for an item for which no amount was negotiated (e.g., at the discretion of the Contractor in performance of its contract) should be listed in the appropriate cost category and all columns filled in, except for G. Column H will of course show a 100 percent variance and will be explained along with those identified under H above.

Attachment 2

SAMPLE INVOICE/FINANCING REQUEST AND CONTRACT FINANCIAL REPORT

(a)       Designated Billing Office Name and Address

National Institutes of Health

Office of Financial Management

Commercial Accounts

2115 East Jefferson Street, Room 4B432, MSC 8500

Bethesda, MD 20892-8500

(b)       Contractor’s Name, Address, Point of Contract, VIN, and DUNS or DUNS+4 Number:

ABC CORPORATION

199 Main Street

Anywhere, USA Zip Code

Name, Title, Phone Number, and E-mail Address of person to notify in the event of an improper invoice or, in the case of payment by method other than Electronic Funds Transfer, to whom payment is to be sent.

VIN:

DUNS or DUNS+4:

(c) (d) (e) (f) (g) (h) (i) (j) (k)

Invoice/Financing Request No.:

Date Invoice Prepared:

Contract No. and Order No. (if applicable):

Effective Date:

Total Estimated Cost of Contract/Order:

Total Fixed-Fee (if applicable):

☐ Two-Way Match:

☐ Three-Way Match:

Office of Acquisitions:

Central Point of Distribution:

(l) This invoice/financing request represents reimbursable costs for the period from to

	Cumulative Percentage of Effort/Hrs.		Amount Billed
Expenditure Category* A	Negotiated B	Actual C	(m) Current D	(n) Cumulative E	Cost at Completion F	Contract Amount G	Variance H
(o) Direct Costs:
(1) Direct Labor
(2) Fringe Benefits
(3) Accountable Property
(4) Materials & Supplies
(5) Premium Pay
(6) Consultant Fees
(7) Travel
(8) Subcontracts
(9) Other
Total Direct Costs
(p) Cost of Money
(q) Indirect Costs
(r) Fixed Fee
(s) Total Amount Claimed
(t) Adjustments
(u) Grand Totals

I certify that all payments are for appropriate purposes and in accordance with the contract.

(Name of Official)	(Title)

*Attach details as specified in the contract

Attachment 2

INCLUSION ENROLLMENT REPORT

This report format should NOT be used for data collection from study participants

Study Title:
Total Enrollment:	Protocol Number:
Contract Number:

PART A. TOTAL ENROLLMENT REPORT: Number of Subjects Enrolled to Date (Cumulative) by Ethnicity and Race

Ethnic Category	Sex/Gender
	Females	Males	Unknown or Not Reported	Total
Hispanic or Latino
Not Hispanic or Latino
Unknown (Individuals not reporting ethnicity)
Ethnic Category: Total of All Subjects*
Racial Categories
American Indian/Alaska Native
Asian
Native Hawaiian or Other Pacific Islander
Black or African American
White
More than one race
Unknown or not reported
Racial Categories: Total of All Subjects*

PART B. HISPANIC ENROLLMENT REPORT: Number of Hispanics or Latinos Enrolled to Date (Cumulative)
Racial Categories	Females	Males	Unknown or Not Reported	Total
American Indian or Alaska Native
Asian
Native Hawaiian or Other Pacific Islander
Black or African American
White
More Than One Race
Unknown or not reported
Racial Categories: Total of Hispanics or Latinos**
*These totals must agree **These totals must agree

Attachment 3

09-25-0200 SYSTEMS LISTING

SYSTEM NAME:

Clinical, Basic and Population-based Research Studies of the National Institutes of Health (NIH), HHS/NIH/OD.

SECURITY CLASSIFICATION:

None.

SYSTEM LOCATION:

Records are located at NIH and Contractor research facilities which collect or provide research data for this system. Contractors may include, but are not limited to: Research centers, clinics, hospitals, universities, medical schools, research institutions/foundations, national associations, commercial organizations, collaborating State and Federal Government agencies, and coordinating centers. A current list of sites, including the address of any Federal Records Center where records from this system may be stored, is available by writing to the appropriate Coordinator listed under Notification Procedure.

CATEGORIES OF INDIVIDUALS COVERED BY THE SYSTEM:

Adults and/or children who are the subjects of clinical, basic, or population-based research studies of the NIH. Individuals with disease. Individuals who are representative of the general population or of Special groups including, but not limited to: normal controls, normal volunteers, family members and relatives; providers of services (e.g., health care and social work); health care professionals and educators, and demographic sub-groups as applicable, such as age, sex, ethnicity, race, occupation, geographic location; and groups exposed to real and/or hypothesized risks (e.g., exposure to biohazardous microbial agents).

CATEGORIES OF RECORDS IN THE SYSTEM:

The system contains data about individuals as relevant to a particular research study. Examples include, but are not limited to: name, study identification number, address, relevant telephone numbers, social security number (voluntary), driver’s license number, date of birth, weight, height; sex, race; medical, psychological and dental information, laboratory and diagnostic testing results; registries; social, economic and demographic data; health services utilization; insurance and hospital cost data, employers, conditions of the work environment, exposure to hazardous substances/compounds; information pertaining to stored biologic specimens (including blood, urine, tissue and genetic materials), characteristics and activities of health care providers and educators and trainers (including curricula vitae); and associated correspondence.

Attachment 4

AUTHORITY FOR MAINTENANCE OF THE SYSTEM:

“Research and Investigation,” “Appointment and Authority of the Directors of the National Research Institutes,” “National Cancer Institute,” “National Eye Institute,” “National Heart, Lung and Blood Institute,” “National Institute on Aging,” “National Institute on Alcohol Abuse and Alcoholism,” “National Institute on Allergy and Infectious Diseases,” “National Institute of Arthritis and Musculoskeletal and Skin Diseases,” “National Institute of Child Health and Human Development,” “National Institute on Deafness and Other Communication Disorders,” “National Institute of Dental and Craniofacial Research,” “National Institute :of Diabetes, and Digestive and Kidney Diseases,” “National Institute of Drug Abuse,” “National Institute of Environmental Health Sciences,” “National Institute of Mental Health,” “National Institute of Neurological Disorders and Stroke,” and the “National Human Genome Research Institute” of the Public Health Service Act. (42 U.S.C. 241, 242, 248, 281, 2.82, 284, 285a, 285b, 285c, 285d, 285e, 285f, 285g, 285h, 285i, 285j, 2851, 285m, 285n, 285o, 285p, 285q, 287, 287b, 287c, 289a, 289c, and 44 U.S.C. 3101.)

PURPOSE(S):

To document, track, monitor and evaluate NIH clinical, basic, and population-based research activities.

ROUTINE USES OF RECORDS MAINTAINED IN THE SYSTEM, INCLUDING CATEGORIES OF USERS AND THE PURPOSES OF SUCH USES:

1.	A record may be disclosed for a research purpose, when the Department: (A) has determined that the use or disclosure does not violate legal or policy limitations under which the record was provided, collected, or obtained; e.g., disclosure of alcohol or drug abuse patient records will be made only in accordance with the restrictions of confidentiality statutes and regulations 42 U.S.C. 241, 42 U.S.C. 290dd-2, 42 CFR Part 2, and where applicable, no disclosures will be made inconsistent with an authorization of confidentiality under 42 U.S.C. 241 and 42 CFR Part 2a; (B) has determined that the research purpose (1) cannot be reasonably accomplished unless the record is provided in individually identifiable form, and (2) warrants the risk to the privacy of the individual that additional exposure of the record might bring; (C) has required the recipient to (1) establish reasonable administrative, technical, and physical safeguards to prevent unauthorized use or disclosure of the record, (2) remove or destroy the information that identifies the individual at the earliest time at which removal or destruction can be accomplished consistent with the purpose of the research project, unless the recipient has presented adequate justification of a research or health nature for retaining such information, and (3) make no further use or disclosure of the record except (a) in emergency circumstances affecting the health or safety of any individual, (b) for use in another research project, under these same conditions, and with written authorization of the Department, (c) for disclosure to a properly identified person for the purpose of an audit related to the research project, if information that would enable research subjects to be identified is removed or destroyed at the earliest opportunity consistent with the purpose of the audit, or (d) when required by law; and (D) has secured a written statement attesting to the recipient’s understanding of, and willingness to abide by, these provisions.

Attachment 4

2.	Disclosure may be made to a Member of Congress or to a Congressional staff member in response to an inquiry of the Congressional office made at the written request of the constituent about whom the record is maintained.

3.	The Department of Health and Human Services (HHS) may disclose information from this system of records to the Department of Justice when: (a) The agency or any component thereof; or (b) any employee of the agency in his or her official capacity where the Department of Justice has agreed to represent the employee; or (c) the United States Government, is a party to litigation or has an interest in such litigation, and by careful review, the agency determines that the records are both relevant and necessary to the litigation and the use of such records by the Department of Justice is, therefore, deemed by the agency to be for a purpose that is compatible with. the purpose for which the agency collected the records.

4.	Disclosure may be made to agency contractors, grantees, experts, consultants, collaborating researchers, or volunteers who have been engaged by the agency to assist in the performance of a service related to this system of records and who need to have access to the records in order to perform the activity. Recipients shall be required to comply with the requirements of the Privacy Act of 1974, as amended, pursuant to 5 U.S.C. 552a(m).

5.	Information from this system may be disclosed to Federal agencies, State agencies (including the Motor Vehicle Administration and State vital statistics offices, private agencies, and other third parties (such as current or prior employers, acquaintances, relatives), when necessary to obtain information on morbidity and mortality experiences and to locate individuals for follow-up studies; Social security numbers, date of birth and other identifiers may be disclosed: (1) to the National Center for Health Statistics to ascertain vital status through the National Death Index; (2) to the Health Care Financing Agency to ascertain morbidities; and (3) to the Social Security Administration to ascertain disabilities and/or location of participants. Social security numbers may also be given to other Federal agencies, and State and local agencies when necessary to locating individuals for participation in follow-up studies.

6.	Medical information may be disclosed in identifiable form to tumor registries for maintenance of health statistics, e,g., for use in research studies.

7.	PHS may inform the sexual and/or needle-sharing partner(s) of a subject individual who is infected with the human immunodeficiency virus (HIV) of their exposure to HIV, under the following circumstances: (1) The information has been obtained in the course of clinical activities at PHS facilities carried out by PHS personnel or contractors; (2) The PHS employee or contractor has made reasonable efforts to counsel and encourage the subject individual to provide the information to the individual’s sexual or needle-sharing partner(s); (3) The PHS employee or contractor determines that the subject individual is unlikely to provide the information to the sexual or needle-sharing partner(s) or that the provision of such information cannot reasonably be verified; and (4) The notification of the partner(s) is made, whenever possible, by the subject individual’s physician or by a professional counselor and shall follow standard counseling practices.

Attachment 4

PHS may disclose information to State or local public health departments, to assist in the notification of the subject individual’s sexual and/or needle-sharing partner(s), or in the verification that the subject individual has notified such sexual or needle-sharing partner(s).

8.	Certain diseases and conditions, including infectious diseases, may be reported to appropriate representatives of State or Federal Government as required by State or Federal law.

9.	Disclosure may be made to authorized organizations which provide health services to subject individuals or provide third-party reimbursement or fiscal intermediary functions, for the purpose of planning for or providing such services, billing or collecting third-party reimbursements.

10.	The Secretary may disclose information to organizations deemed qualified to carry out quality assessment, medical audits or utilization reviews.

11.	Disclosure may be made for the purpose of reporting child, elder or spousal abuse or neglect or any other type of abuse or neglect as required by State or Federal law.

POLICIES AND PRACTICES FOR STORING, RETRIEVING, ACCESSING, RETAINING, AND DISPOSING OF RECORDS IN THE SYSTEM:

STORAGE:

Records may be stored on index cards, file folders, computer tapes and disks (including optical disks), photography media, microfiche, microfilm, and audio and video tapes. For certain studies, factual data with study code numbers are stored on computer tape or disk, while the key to personal identifiers is stored separately, without factual data, in paper/computer files.

RETRIEVABILITY:

During data collection stages and follow-up, retrieval is by personal identifier (e.g., name, social security number, medical record or study identification number, etc.). During the data analysis stage, data are normally retrieved by the variables of interest (e.g., diagnosis, age, occupation).

SAFEGUARDS:

1.

Authorized Users: Access to identifiers and to link files is strictly limited to the authorized personnel whose duties require such access. Procedures for determining authorized access to identified data are established as appropriate for each location. Personnel, including contractor personnel, who may be so authorized include those directly involved in data collection and in the design of research studies, e.g., interviewers and interviewer

Attachment 4

supervisors; project managers; and statisticians involved in designing sampling plans. Other one-time and special access by other employees is granted on a need-to-know basis as specifically authorized by the system manager. Researchers authorized to conduct research on biologic specimens will typically access the system through the use of encrypted identifiers sufficient to link individuals with records in such a manner that does not compromise confidentiality of the individual.

2.	Physical Safeguards: Records are either stored in locked rooms during off-duty hours, locked file cabinets, and/or secured computer facilities. For certain studies, personal identifiers and link files are separated and stored in locked files. Computer data access is limited through the use of key words known only to authorized personnel.

3.	Procedural Safeguards: Collection and maintenance of data is consistent with legislation and regulations in the protection of human subjects, informed consent, confidentiality, and confidentiality specific to drug and alcohol abuse patients where these apply. When anonymous data is provided to research scientists for analysis, study numbers which can be matched to personal identifiers will be eliminated, scrambled, or replaced by the agency or contractor with random numbers which cannot be matched. Contractors who maintain records in this system are instructed to make no further disclosure of the records. Privacy Act requirements are specifically included in contracts for survey and research activities related to this system. The OHS project directors, contract officers, and project officers oversee compliance with these requirements. Personnel having access are trained in Privacy Act requirements. Depending upon the sensitivity of the information in the record, additional safeguard measures may be employed.

4.	Implementation Guidelines: These practices are in compliance with the standards of Chapter 45-13 of the HHS General Administration Manual, “Safeguarding Records Contained in Systems of Records,” supplementary Chapter PHS hf: 45- 13, and the HHS Automated Information Systems Security Program Handbook.

RETENTION AND DISPOSAL:

Records are retained and disposed of under the authority of the NIH Records Control Schedule contained in NIH Manual Chapter 1743, Appendix 1B “Keeping and Destroying Records” (HHS Records Management Manual, Appendix B-361), item 3000- G-3, which allows records to be kept as long as they are useful in scientific research. Collaborative Perinatal Project records are retained in accordance with item 3000-G-4, which does not allow records to be destroyed. Refer to the NIH Manual Chapter for specific conditions on disposal or retention instructions.

SYSTEM MANAGER(S) AND ADDRESS(ES):

See Appendix I for a listing of current System Managers. This system is for use by all NIH Institutes and Centers.

Attachment 4

NOTIFICATION PROCEDURE:

To determine if a record exists, write to the appropriate IC Privacy Act Coordinator listed below. In cases where the requester knows specifically which System Manager to contact, he or she may contact the System Manager directly (See Appendix I). Notification requests should include: individual’s name; current address; date of birth; date, place and nature of participation in specific research study; name of individual or organization administering the research study (if known); name or description of the research study (if known); address at the time of participation; and in specific cases, a notarized statement (some highly sensitive systems require two witnesses attesting to the individual’s identity). A requester must verify his or her identity by providing either a notarization of the request or by submitting a written certification that the is who he or she claims to be and understands that the knowing and willful request for acquisition of a record pertaining to an individual under false pretenses is a criminal offense under the Act, subject to a five thousand dollar fine.

Individuals will be granted direct access to their medical records unless the System Manager determines that such access is likely to have an adverse effect (i.e., could cause harm) on the individual. In such cases when the System Manager has determined that the nature of the record information requires medical interpretation, the subject of the record shall be requested to designate, in writing, a responsible representative who will be willing to review the record and inform the subject individual of its contents at the representative’s discretion. The representative may be a physician, other health professional, or other responsible individual. In this case, the medical/dental record will be sent to the designated representative. Individuals will be informed in writing if the record is sent to the representative. This same procedure will apply in eases where a parent or guardian requests notification of, or access to, a child’s or incompetent person’s medical record. The parent or guardian must also verify (provide adequate documentation) their relationship to the child or incompetent person as well as his or her own identity to prove their relationship.

If the requester does not know which Institute or Center Privacy Act Coordinator to contact for notification purposes, he or she may contact directly the NIH Privacy Act Officer at the following address: NIH Privacy Act Officer, Office of Management Assessment, 6011 Executive Blvd., Room 601L, Rockville, MD 20852.

NIH Privacy Act Coordinators

Associate Director for Disease Prevention, Office of the Director (OD), Building 1, Room 260, 1 Center Drive, Bethesda, MD 20892.

Privacy Act Coordinator, Clinical Center (CC), Building 10, Room 1N208, 10 Center Drive, Bethesda, MD 20892.

Privacy Act Coordinator, National Center for Complementary and Alternative Medicine (NCCAM), Building 31, Room 2B11, 31 Center Drive, Bethesda, MD 20892-2182.

Attachment 4

Privacy Act Coordinator, National Cancer Institute (NCI), Building 31, Room 10A34, 31 Center Drive, Bethesda, MD 20892.

Privacy Act Coordinator, National Center on Minority Health and Health Disparities (NCMHD), Democracy Plaza II, Room 800, 6707 Democracy Boulevard, Bethesda, MD 20892-5465.

Privacy Act Coordinator, National Center for Research Resources (NCRR), Rockledge I, Room 5140, 6705 Rockledge Drive, Bethesda, MD 20892.

Privacy Act Coordinator, National Eye Institute (NEI), Building 31, Room 6A32, 31 Center Drive, Bethesda, MD 20892-2510.

Privacy Act Coordinator, National Human Genome Research Institute (NHGRI), Building 10, 3C710, 10 Center Drive, Bethesda, MD 20892.

Privacy Act Coordinator, National Heart, Lung, and Blood Institute (NHLBI), Building 31, Room 5A33, 31 Center Drive, Bethesda, MD 20892.

Privacy Act Coordinator, National Institute on Aging (NIA), Gateway Building 31, Room 2C234, 7201 Wisconsin Avenue, Bethesda, MD 20892.

Privacy Act Coordinator, National Institute on Alcohol Abuse and Alcoholism (NIAAA), Willco Building, Room 400, 6000 Executive Boulevard, Bethesda, MD 20892-7003.

Privacy Act Coordinator, National Institute of Allergy and Infectious Diseases (NIAID), 6700-B Rockledge Drive, Room 2143, Bethesda, MD 20892.

Privacy Act Coordinator, National Institute of Arthritis and Musculoskeletal and Skin Diseases (NIAMS), Natcher Building, Room 5AS49, 45 Center Drive, Bethesda, MD 20892.

Privacy Act Coordinator, National Institute of Biomedical Imaging and Bioengineering (NIBIB), Building 31, Room 1B37, 31 Center Drive, Bethesda, MD 20892-2077.

Privacy Act Coordinator, National Institute of Child Health and Human Development (NICHD), Building 31, Room 2A11, 31 Center Drive, Bethesda, MD 20892.

Privacy Act Coordinator, Office of Extramural Affairs, National Institute on Drug Abuse (NIDA), Neuroscience Center, 6001 Executive Boulevard, Room 3158, Bethesda, MD 20892-9547.

Privacy Act Coordinator, National Institute on Deafness and Other Communication Disorders (NIDCD), Building 31, Room 3C02, 31 Center Drive, Bethesda, MD 20892.

Attachment 4

Privacy Act Coordinator, National Institute of Dental and Craniofacial Research (NIDCR), Natcher Building, Room 4AS25, 45 Center Drive, Bethesda, MD 20892-6401.

Privacy Act Coordinator, National Institute of Diabetes and Digestive and Kidney Disease (NIDDK), Building 31, Room 9A47, 31 Center Drive, Bethesda, MD 20892.

Privacy Act Coordinator, National Institute of Environmental Health Sciences (NIEHS), P.O. Box 12233, Research Triangle Park, NC 27709.

Privacy Act Coordinator, National Institute of General Medical Sciences (NIGMS), Natcher Building, Room 2AN32, 45 Center Drive, Bethesda, MD 20892.

Privacy Act Coordinator, National Institute of Mental Health (NIMH), Neuroscience Center, 6001 Executive Boulevard, Room 8102, Bethesda, MD 20892.

Privacy Act Coordinator, National Institute of Neurological Disorders and Stroke (NINDS), Building 31, Room 8A33, 31 Center Drive, Bethesda, MD 20892.

Privacy Act Coordinator, National Institute of Nursing Research (NINR), Rockledge II, Room 710, 6701 Rockledge Drive, Bethesda, MD 20892.

RECORD ACCESS PROCEDURE:

Same as Notification Procedures. Requesters should reasonably specify the record contents being sought. An individual may also request an accounting of disclosures of his/her record, if any.

CONTESTING RECORD PROCEDURE:

Contact the appropriate official at the address specified under Notification Procedure, and reasonably identify the record, specify the `information being contested, and state corrective action sought, with supporting information to show how the record is inaccurate, incomplete, untimely, or irrelevant.

RECORD SOURCE CATEGORIES:

The system contains information obtained directly from the subject individual by interview (face-to-face or telephone), written questionnaire, or by other tests, recording devices or observations, consistent with legislation and regulation regarding informed consent and protection of human subjects. Information is also obtained from other sources, including but not limited to: referring medical physicians, mental health/alcohol/drug abuse or other health care providers; hospitals; organizations providing biological specimens.; relatives; guardians; schools; and clinical medical research records.

Attachment 4

SYSTEMS EXEMPTED FROM CERTAIN PROVISIONS OF THE ACT:

None.

Appendix I: System Manager(s) and Address(es)

Associate Director for Disease Prevention, Office of the Director (OD), Building 1, Room 260, 1 Center Drive, Bethesda, MD 20892.

Computer Systems Analyst, Division of Cancer Treatment and Diagnosis, National Cancer Institute (NCI), Executive Plaza North, Room 344, 6130 Executive Boulevard, Bethesda, MD 20892.

American Burkitt’s Lymphoma Registry, Division of Cancer Etiology, National Cancer Institute (NCI), Executive Plaza North, Suite 434, 6130 Executive Boulevard, Bethesda, MD 20892.

Chief, Genetic Epidemiology Branch, Division of Cancer Epidemiology and Genetics, National Cancer Institute (NCI), Executive Plaza South, Room 7I22, 6120 Executive Boulevard, Bethesda, MD 20892-7236.

Program Director, Research Resources, Biological Carcinogenesis Branch, Division of Cancer Etiology, National Cancer Institute (NCI), Executive Plaza North, Room 540, 6130 Executive Boulevard, Bethesda, MD 20892.

Chief, Environmental Epidemiology Branch, Division of Cancer Etiology, National Cancer Institute (NCI), Executive. Plaza North, Room 443, 6130 Executive Boulevard, Bethesda, MD 20892.

Associate Director, Surveillance Program, Division of Cancer Prevention, National Cancer Institute (NCI), Executive Plaza North, Room 343K, 6130 Executive Boulevard, Bethesda, MD 20892.

Head, Biostatistics and Data Management Section, Center for Cancer Research, National Cancer Institute (NCI), Building 6116, Room 702, 6116 Executive Boulevard, Bethesda, MD 20892.

Chief, Clinical Research Branch, Center for Cancer Research, Frederick Cancer Research and Development Center, National Cancer Institute (NCI), 501 W. 7th Street, Room 3, Frederick, MD 21702.

Deputy Branch Chief, Navy Hospital, NCI-Naval Medical Oncology Branch, Center for Cancer Research, National Cancer Institute (NCI), Building 8, Room 5101, Bethesda, MD 20814.

Chief, Pharmaceutical Management Branch, Cancer Therapy Evaluation Program, Division of Cancer Treatment and Diagnosis, National Cancer Institute (NCI), Executive Plaza North, Room 804, 6130 Executive Boulevard, Bethesda, MD 20892.

Attachment 4

Director, Extramural Clinical Studies, Frederick Cancer Research and Development Center, National Cancer Institute (NCI), Fort Detrick Frederick, MD 21702.

Clinical Operations Manager, National Eye Institute (NEI), Building 10, Room 10S224, 10 Center Drive, Bethesda, MD 20892.

Director, Division of Biometry and Epidemiology, National Eye Institute (NEI), Building 31, Room 6A52, 31 Center Drive, Bethesda, MD 20892.

Associate Director, Office of Clinical Affairs, National Heart, Lung, and Blood Institute (NHLBI), Building 10, Room 8C104, 10 Center Drive, Bethesda, MD 20892-1754:

Senior Scientific Advisor, Office of the Director, Division of Epidemiology and Clinical Applications, National Heart, Lung, and Blood Institute (NHLBI), Federal Building, Room 220, 7550 Wisconsin Avenue, Bethesda, MD 20892.

Chief Laboratory of Epidemiology, Demography and Biometry, National Institute on Aging (NIA), Gateway Building, Room 3C309, 7201 Wisconsin Avenue, Bethesda, MD 20892.

Chief, Research Resources Branch, Intramural Research Program, National Institute on Aging (NIA), 5600 Nathan Shock Drive, Baltimore, MD 21224.

Clinical Director, National Institute on Aging (NIA), 5600 Nathan Shock Drive, Baltimore, MD 21224.

Deputy Director, Division of Biometry and Epidemiology, National Institute on Alcohol Abuse and Alcoholism (NIAAA), Willco Building, Room 514, 6000 Executive Boulevard, Bethesda, MD 20892-7003.

Deputy Director, Division of Clinical and Prevention Research, National Institute on Alcohol Abuse and Alcoholism (NIAAA), Willco Building, Room 505, 6000 Executive Boulevard, Bethesda, MD 20592-7003.

Chief, Respiratory Viruses Section, Laboratory of Infectious Diseases, National Institute of Allergy and Infectious Diseases (NIAID), Building 7, Room 106, 7 Memorial Drive, Bethesda, MD 20892.

Chief, Hepatitis Virus Section, Laboratory of Infectious Diseases, National Institute of Allergy and Infectious Diseases (NIAID), Building 7, Room 202, 7 Memorial Drive, Bethesda, MD 20892.

Chief, Biometry Branch, Division of Microbiology and Infectious Diseases, National Institute of Allergy and Infectious Diseases (NIAID), 6700-B Rockledge Drive, Room 3120, Bethesda, MD 20892.

Attachment 4

Clinical Director, National Institute of Arthritis and Musculoskeletal and Skin Diseases (NIAMS), Building 10, Room 98205, 10 Center Drive, Bethesda, MD 20892.

Chief, Contracts Management Branch, National Institute of Child Health and Human Development (NICHD), Executive Plaza North, Room 7A07, 6130 Executive Boulevard, Bethesda, MD 20892.

Director of Intramural Research, National Institute on Deafness and Other Communication Disorders (NIDCD), Building 31, Room 3C02, 31 Center Drive, Bethesda, MD 20892.

Chief, Scientific Programs Branch, National Institute on Deafness and Other Communication Disorders (NIDCD), Executive Plaza South, Room 400C, 6120 Executive Boulevard, Bethesda, MD 20892-7180.

Clinical Director, National Institute of Dental and Craniofacial Research (NIDCR), Building 10, Room 1N117, 10 Center Drive, Bethesda, MD 20892-1191.

Chief, Scientific Review Branch, National Institute of Dental and Craniofacial Research (NIDCR), Building 10, Room 1N117, 10 Center Drive, Bethesda, MD 20892-1191,

Research Psychologist, Gene Therapy and Therapeutics Branch, National Institute of Dental and Craniofacial Research (NIDCR), Building 10, Room 1N105, 10 Center Drive, Bethesda, MD 20892-1190.

Chief, Clinical Investigations, National Institute of Diabetes and Digestive and Kidney Diseases (NIDDK), Building 10, Room 9N222, 10 Center Drive, Bethesda, MD 20892.

Chief, Phoenix Clinical Research Section, National Institute of Diabetes and Digestive and Kidney Diseases (NIDDK), Phoenix Area Indian Hospital, Room 541, 4212 North 16th Street, Phoenix, AZ 85016.

Chief, Diabetes Research Section, Division of Diabetes, Endocrinology, and Metabolic Diseases, National Institute of Diabetes and Digestive and Kidney Disease (NIDDK), Natcher Building, Room 5AN18G, 45 Center Drive, Bethesda, MD 20892-6600.

Privacy Act Coordinator, Office of Extramural Affairs, National Institute on Drug Abuse (NIDA), 6001 Executive Boulevard, Room 3158, Bethesda, MD 20892-9547.

Chief, Epidemiology Branch, National Institute of Environmental Health Sciences (NIEHS), P.O. Box 12233, Research Triangle Park, NC 27709.

Director, Intramural Research Program, National Institute of Mental Health (NIMH), Building 10, Room 4N224, 10 Center Drive, Bethesda, MD 20892.

Attachment 4

Privacy Act Coordinator, National Institute of Mental Health (NIMH), Neuroscience Center, Room 8102, 6001 Executive Boulevard, Bethesda, MD 20982.

Privacy Act Coordinator, National Institute of Neurological Disorders and Stroke (NINDS), Building 31, Room 8A33, 31 Center Drive, Bethesda, MD 20892.

Chief, Epilepsy Branch, National Institute of Neurological Disorders and Stroke (NINDS), Neuroscience Center, 6001 Executive Boulevard, Suite 2110, Bethesda, MD 20892-9523.

Assistant Director, Clinical Neurosciences Program, Division of Intramural Research, National Institute of Neurological Disorders and Stroke (NINDS), Building 10, Room 5N234, 10 Center Drive, Bethesda, MD 20892.

Acting Chief, Laboratory of Central Nervous Systems Studies, Intramural Research Program, National Institute of Neurological Disorders and Stroke (NINDS), Building 36, Room 4A21, 36 Convent Drive, Bethesda, MD 20892-4123.

Clinical Director, National Human Genome Research Institute (NHGRI), Building 10, Room 10C101D, 10 Center Drive, Bethesda, MD 20892.

Deputy Director, Division of Extramural Research, National Institute of Neurological Disorders and Stroke (NINDS), Neuroscience Center, Room 3307, 6001 Executive Boulevard, Bethesda, MD 20892.

Director, Office of Clinical and Regulatory Affairs, Division of Extramural Research and Training, Democracy Plaza II, Room 401, 6707 Democracy Boulevard, Bethesda, MD 20892-5475.

Privacy Act Coordinator, National Institute of Biomedical Imaging and Bioengineering (NIBIB), Building 31, Room 1B37, 31 Center Drive, Bethesda, MD 20892-2077.

Privacy Act Coordinator, National Center on Minority Health and Health Disparities (NCMHD), Democracy Plaza II, Room 800, 6707 Democracy Boulevard, Bethesda, MD 20892-5465.

Attachment 4

HHSAR 352.223-70 SAFETY AND HEALTH (JANUARY 2006)

(a) To help ensure the protection of the life and health of all persons, and to help prevent damage to property, the Contractor shall comply with all Federal, State and local laws and regulations applicable to the work being performed under this contract. These laws are implemented and/or enforced by the Environmental Protection Agency, Occupational Safety and Health Administration and other agencies at the Federal, State and local levels (Federal, State and local regulatory/enforcement agencies).

(b) Further, the Contractor shall take or cause to be taken additional safety measures as the Contracting Officer in conjunction with the project or other appropriate officer, determines to be reasonably necessary. If compliance with these additional safety measures results in an increase or decrease in the cost or time required for performance of any part of work under this contract, an equitable adjustment will be made in accordance with the applicable “Changes” Clause set forth in this contract.

(c) The Contractor shall maintain an accurate record of, and promptly report to the Contracting Officer, all accidents or incidents resulting in the exposure of persons to toxic substances, hazardous materials or hazardous operations; the injury or death of any person; and/or damage to property incidental to work performed under the contract and all violations for which the Contractor has been cited by any Federal, State or local regulatory/enforcement agency. The report shall include a copy of the notice of violation and the findings of any inquiry or inspection, and an analysis addressing the impact these violations may have on the work remaining to be performed. The report shall also state the required action(s), if any, to be taken to correct any violation(s) noted by the Federal, State or local regulatory/enforcement agency and the time frame allowed by the agency to accomplish the necessary corrective action.

(d) If the Contractor fails or refuses to comply promptly with the Federal, State or local regulatory/enforcement agency’s directive(s) regarding any violation(s) and prescribed corrective action(s), the Contracting Officer may issue an order stopping all or part of the work until satisfactory corrective action (as approved by the Federal, State or local regulatory/enforcement agencies) has been taken and documented to the Contracting Officer. No part of the time lost due to any stop work order shall be subject to a claim for extension of time or costs or damages by the Contractor.

(e) The Contractor shall insert the substance of this clause in each subcontract involving toxic substances, hazardous materials, or operations. Compliance with the provisions of this clause by subcontractors will be the responsibility of the Contractor.

Attachment 5

PROCUREMENT OF CERTAIN EQUIPMENT

Notwithstanding any other clause in this contract, the Contractor will not be reimbursed for the purchase, lease, or rental of any item of equipment listed in the following Federal Supply Groups, regardless of the dollar value, without the prior written, approval of the Contracting Officer.

67	-	Photographic Equipment
69	-	Training Aids and Devices
70	-	General Purpose ADP Equipment, Software, Supplies and Support (Excluding 7045-ADP Supplies and Support Equipment.)
71	-	Furniture
72	-	Household and Commercial Furnishings and Appliances
74	-	Office Machines and Visible Record Equipment
77	-	Musical Instruments, Phonographs, and Home-type Radios
78	-	Recreational and Athletic Equipment

When equipment in these Federal Supply Groups is requested by the Contractor and determined essential by the Contracting Officer, the Government will endeavor to fulfill the requirement with equipment available from its excess personal property sources, provided the request is made under a contract. Extensions or renewals of approved existing leases or rentals for equipment in these Federal Supply Groups are excluded from the provisions of this article.

Attachment 6

Research Patient Care Costs

NIH RC-11 (4/84)

(a) Research patient care costs are the costs of routine and ancillary services provided to patients participating in research programs described in this contract.

(b) Patient care costs shall be computed in a manner consistent with the principles and procedures used by the Medicare Program for determining the part of Medicare reimbursement based on reasonable costs. The Diagnostic Related Group (DRG) prospective reimbursement method used to determine the remaining portion of Medicare reimbursement shall not be used to determine patient care costs. Patient care rates or amounts shall be established by the Secretary HHS or her duly authorized representative.

(c) Prior to submitting an invoice for patient care costs under this contract, the contractor must make every reasonable effort to obtain third party payment, where third party payors (including Government agencies) are authorized or are under a legal obligation to pay all or a portion of the charges incurred under this contract for patient care.

(d) The contractor must maintain adequate procedures to identify those research patients participating in this contract who are eligible for third party reimbursement.

(e) Only those charges not recoverable from third party payors or patients and which are consistent with the terms and conditions of the contract are chargeable to his contract.

Attachment 7

DISCLOSURE LOBBYING ACTIVITIES	Approved by OMB
0348-0046

Complete this form to disclose lobbying activities pursuant to 31 U.S.C. 1352

(See reverse for public burden disclosure.)

1. Type of Federal Action:	2. Status of Federal Action:	3. Report Type:
a. contract	a. bid/offer/application	a. initial filing
b. grant	b. Initial award	b. material change
c. cooperative agreement	c. post-award	For Material Change Only:
d. loan		year quarter
e. loan guarantee		date of last report
f. loan Insurance

4. Name and Address of Reporting Entity: [] Prime [] Subawardee Tier , if known: Congressional District, if known:	5. If Reporting Entity in No. 4 is Subawardee, Enter Name and Address of Prime Congressional District, if known:
6. Federal Department/Agency:	7. Federal Program and Name/Description CFDA Number, if applicable:
8. Federal Action Number, if known:	9. Award Amount, if known: $
10. a. Name and Address of Lobbying Entity (if individual, last name, first name, MI):	b. Individual Performing Service (including address if different from No. 10a) (last name, first name, MI)

11. Information requested through this form is authorized by title 31 U.S.C. section 1352. This disclosure of lobbying activities is a material representation of fact upon which reliance was placed by the tier above when this transaction was made or entered into. This disclosure is required pursuant to 31 U.S.C. 1352. This information will be available for public inspection. Any person who fails to file the required disclosure shall be subject to a civil penalty of not less than $10,000 and not more than $100,000 for each failure.

Signature: Print Name: Title: Telephone’ No: Date:

Authorized for Local Reproduction Standard Form-LLL (Rev 7-97)

Attachment 9

INSTRUCTIONS FOR COMPLETION OF SF-LLL, DISCLOSURE OF LOBBYING ACTIVITIES

This disclosure form shall be completed by the reporting entity, whether subawardee of prime Federal recipient, at the initiation or receipt of a covered Federal action, or a material change to a previous filing, pursuant to title 31 U.S.C. section 1352. The filing of a form is required for each payment or agreement to make payment to any lobbying entity for influencing of attempting to influence an officer or employee of any agency, a Member of Congress, an officer or employee of Congress, or an employee of a Member of Congress in connection with a covered Federal action. Use the SF-LLL-A Continuation Sheet for additional information if the space on the form is inadequate. Complete all items that apply for both the initial filing and material change report. Refer to the implementing guidance published by the Office of Management and Budget for additional information.

1. Identify the type of covered Federal action for which lobbying activity is and/or has been secured to influence the outcome of a covered Federal action.

2. Identify the status of the covered Federal action.

3. Identify the appropriate classification of this report. If this is a follow-up report caused by a material change to the information previously reported, enter the year and quarter in which the change occurred. Enter the date of the last previously submitted report by this reporting entity for this covered Federal action.

4. Enter the full name, address, city, state and zip code of the reporting entity. Include Congressional District, if known. Check the appropriate classification of the reporting entity that designates if it is, or expects to be, a prime or subaward recipient. Identify the tier of the subawardee, e.g., the first subawardee of the prime is the 1st tier. Subawards include but are not limited to subcontracts, subgrants and contract awards under grants.

5. If the organization filing the report in item 4 checks “Subawardee,” then enter the full name, address, city, state and zip code of the prime Federal recipient. Include Congressional District, if known.

6. Enter the name of the Federal agency making the award or loan commitment. Include at least one organizational level below agency name, if known. For example, Department of Transportation, United States Coast Guard.

7. Enter the Federal program name or description for the covered Federal action (item 1). If known, enter the full Catalog of Federal Domestic Assistance (CFDA) number for grants, cooperative agreements, loans, and loan commitments.

8. Enter the most appropriate Federal identifying number available for the Federal action identified in item 1 (e.g., Request for Proposal (RFP) number, Invitation for Bid (IFB) number, grant announcement number, the contract, grant, or loan award number, the application/proposal control number assigned by the Federal agency). Include prefixes, e.g., “RFP-DE-90-001.

9. For a covered Federal action where there has been an award or loan commitment by the Federal agency, enter the Federal amount of the award/loan commitment for the prime entity identified in item 4 or 5.

10. (a) Enter the full name, address, city, state and zip code of the lobbying registrant under the Lobbying Disclosure of 1995 engaged by the reporting entity identified in item 4 to influence the covered Federal action.

(b) Enter the full names of the individual(s) performing services, and include full address if different from 10(a); Enter Last Name, First Name, and Middle Initial (MI).

11. The certifying official shall sign and date the form, print his/her name, title and telephone number.

Attachment 8

Commitment to Protect Non-Public Information –

Contractor Agreement

Access to sensitive information from the files of the National Institutes of Health (NIH) is required in the performance of my official duties, under contract number                      between (NIH I/C Name or Component)                                          and my employer (Employer’s Name)                                         , I agree that l shall not release, publish, or disclose such information to unauthorized personnel, and I shall protect such information in accordance with relevant laws and regulations available for research and review at any Law Library. Among these laws may be various provisions of:

a)	18 U.S.C. 641 (Criminal Code: Public Money, Property or Records; 2pgs.long)

b)	18 U.S.C, 1905 (Criminal Code: Disclosure of Confidential Information; 2 pgs. long)

c)	Public Law 96-511 (Paperwork Reduction Act; Encyclopedic in length)

I affirm that I have received a written and/or verbal briefing by my company concerning my responsibilities under this agreement. l understand that violation of this agreement may subject me to criminal and civil penalties.

Signed:

Type or Print Name:

Date:

Witnessed by;

Date:

Copies are to be retained by:	NIH Project Officer Contractor’s Contract Management Individual Signatory

Attachment 9